OMB APPROVAL
OMB Number: 3235-0570 Expires: August 31, 2020 Estimated average burden hours per response: 20.6

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09911

Hussman Investment Trust
(Exact name of registrant as specified in charter)

5136 Dorsey Hall Drive Ellicott City, Maryland	21042
(Address of principal executive offices)	(Zip code)

John F. Splain

Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246

(Name and address of agent for service)

Registrant's telephone number, including area code: (513) 587-3400

Date of fiscal year end: June 30, 2018

Date of reporting period: December 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

HUSSMAN INVESTMENT TRUST

HUSSMAN STRATEGIC GROWTH FUND

HUSSMAN STRATEGIC TOTAL RETURN FUND

HUSSMAN STRATEGIC INTERNATIONAL FUND

HUSSMAN STRATEGIC VALUE FUND

SEMI-ANNUAL REPORT

December 31, 2017
(Unaudited)

Table of Contents

Performance Information
Hussman Strategic Growth Fund	1
Hussman Strategic Total Return Fund	2
Hussman Strategic International Fund	3
Hussman Strategic Value Fund	4
Letter to Shareholders	5
Portfolio Information	22
Schedules of Investments
Hussman Strategic Growth Fund	25
Hussman Strategic Total Return Fund	32
Hussman Strategic International Fund	35
Hussman Strategic Value Fund	42
Statements of Assets and Liabilities	48
Statements of Operations	50
Statements of Changes in Net Assets
Hussman Strategic Growth Fund	52
Hussman Strategic Total Return Fund	53
Hussman Strategic International Fund	54
Hussman Strategic Value Fund	55
Financial Highlights
Hussman Strategic Growth Fund	56
Hussman Strategic Total Return Fund	57
Hussman Strategic International Fund	58
Hussman Strategic Value Fund	59
Notes to Financial Statements	60
About Your Funds’ Expenses	84
Other Information	86

HUSSMAN STRATEGIC GROWTH FUND

Comparison of the Change in Value of a $10,000 Investment in

Hussman Strategic Growth Fund versus the S&P 500 Index(a) (Unaudited)

Average Annual Total Returns For Periods Ended December 31, 2017
	1 Year	3 Years	5 Years	10 Years	Since Inception(b)
Hussman Strategic Growth Fund(c)(d)	(12.72%)	(10.89%)	(9.57%)	(6.83%)	0.49%
S&P 500 Index	21.83%	11.41%	15.79%	8.50%	5.56%

(a)

Hussman Strategic Growth Fund invests in stocks listed on the New York, American, and NASDAQ exchanges, and does not specifically restrict its holdings to a particular market capitalization. The S&P 500 is an index of large capitalization stocks. “HSGFX equity investments and cash equivalents only (unhedged)” reflects the performance of the Fund’s stock investments and modest day-to-day cash balances, after fees and expenses, but excluding the impact of hedging transactions. The Fund’s unhedged equity investments do not represent a separately available portfolio, and their performance is presented solely for purposes of comparison and performance attribution.

(b)	The Fund commenced operations on July 24, 2000.
(c)	Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)

The Adviser has contractually agreed to defer its investment advisory fees and/or absorb or reimburse Fund expenses until at least November 1, 2018 to the extent necessary to limit the Fund's annual ordinary operating expenses to an amount not exceeding 1.13% annually of the Fund's average daily net assets. The gross expense ratio as disclosed in the November 1, 2017 prospectus was 1.37%.

1

1

HUSSMAN STRATEGIC TOTAL RETURN FUND

Comparison of the Change in Value of a $10,000 Investment in Hussman Strategic Total Return Fund
versus the Bloomberg Barclays U.S. Aggregate Bond Index(a) (Unaudited)

Average Annual Total Returns For Periods Ended December 31, 2017
	1 Year	3 Years	5 Years	10 Years	Since Inception(b)
Hussman Strategic Total Return Fund(c)(d)	1.21%	2.67%	0.58%	2.69%	4.52%
Bloomberg Barclays U.S. Aggregate Bond Index	3.54%	2.24%	2.10%	4.01%	4.23%

(a)

The Bloomberg Barclays U.S. Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, with index components for U.S. government, agency and corporate securities. The Fund does not invest solely in securities included in the Bloomberg Barclays U.S. Aggregate Bond Index and may invest in other types of bonds, as well as common stocks, exchange-traded funds and other securities.

(b)	The Fund commenced operations on September 12, 2002.
(c)	Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)

The Adviser has contractually agreed to defer its investment advisory fees and/or absorb or reimburse Fund expenses until at least November 1, 2018 to the extent necessary to limit the Fund's annual ordinary operating expenses to an amount not exceeding 0.73% annually of the Fund's average daily net assets. The gross expense ratio as disclosed in the November 1, 2017 prospectus was 0.86%.

2

HUSSMAN STRATEGIC INTERNATIONAL FUND

Comparison of the Change in Value of a $10,000 Investment in
Hussman Strategic International Fund versus the MSCI EAFE Index(a) (Unaudited)

Average Annual Total Returns For Periods Ended December 31, 2017
	1 Year	3 Years	5 Years	Since Inception(b)
Hussman Strategic International Fund(c)(d)	1.34%	(0.01%)	(1.02%)	(0.75%)
MSCI EAFE Index	25.03%	7.80%	7.90%	6.25%

(a)

The MSCI EAFE (Europe, Australasia, and Far East) Index is a free float-adjusted weighted capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. As of June 30, 2017, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Fund may not invest in all of the countries represented in the MSCI EAFE Index and may invest in securities that are not included in the MSCI EAFE Index.

(b)	The Fund commenced operations on December 31, 2009.
(c)	Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)

The Adviser has contractually agreed to defer its investment advisory fees and/or absorb or reimburse Fund expenses until at least November 1, 2018 to the extent necessary to limit the Fund’s annual ordinary operating expenses to an amount not exceeding 2.00% annually of the Fund’s average daily net assets. The gross expense ratio as disclosed in the November 1, 2017 prospectus was 2.27%.

3

3

HUSSMAN STRATEGIC VALUE FUND

Comparison of the Change in Value of a $10,000 Investment in
Hussman Strategic Value Fund versus the S&P 500 Index(a) (Unaudited)

Average Annual Total Returns For Periods Ended December 31, 2017
	1 Year	3 Years	5 Years	Since Inception(b)
Hussman Strategic Value Fund(c)(d)	(2.80%)	(3.04%)	(0.52%)	(0.27%)
S&P 500 Index	21.83%	11.41%	15.79%	14.77%

(a)

Hussman Strategic Value Fund invests primarily in securities of U.S. issuers but may, from to time, hold significant investments in dividend paying stocks of foreign companies in developed countries. There are no restrictions as to the market capitalization of companies in which the Fund invests. The S&P 500 Index is believed to be the most appropriate broad-based securities market index against which to compare the Fund's long-term performance. However, the Fund may invest in securities that are not included in the S&P 500 Index, and may vary its exposure to market fluctuations depending on market conditions.

(b)	The Fund commenced operations on February 6, 2012.
(c)	Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)

The Adviser has contractually agreed to defer its investment advisory fees and/or absorb or reimburse Fund expenses until at least November 1, 2018 to the extent necessary to limit the Fund's annual ordinary operating expenses to an amount not exceeding 1.25% annually of the Fund's average daily net assets. The gross expense ratio as disclosed in the November 1, 2017 prospectus was 5.80%.

4

The Hussman Funds
Letter to Shareholders	February 19, 2018

Dear Shareholder,

The way to understand the historical evidence from a century of market cycles is to simultaneously accept two opposing facts. One is that valuations drive investment returns in the long-term. The other is that valuations often exert no effect at all on shorter-term outcomes. Valuations are one component of the investment process, and investor psychology is the other. The inclinations of investors toward speculation or risk-aversion can drive prices a breathtaking distance from where they will eventually settle. The danger is in being seduced to believe that just because prices have reached a certain level, they must somehow actually belong there. Based on the valuation measures we find most strongly correlated with actual subsequent market returns across a century of market history, I presently expect the S&P 500 Index to lose nearly two-thirds of its value over the completion of the current market cycle.

Over the years, I’ve regularly emphasized the major considerations that drive our value-conscious, historically-informed, full-cycle investment discipline. To discuss them again risks some amount of repetition, but I can honestly think of nothing that will be more important to investors in navigating the financial markets over the next few years.

The first consideration is valuation – the relationship between the price of a security and the very long-term stream of expected future cash flows that investors can expect that security to deliver into their hands over time. The higher the price an investor pays for a given set of future cash flows, the lower the long-term return the investor can expect. One of the things we know about valuations is that they are extremely informative about long-term investment returns, particularly over a 10-12 year horizon. They are also very useful in estimating the potential downside risk of the market over the completion of any full market cycle (the combination of a bull market advance and a bear market decline).

However, valuations are almost entirely useless in gauging investment prospects over shorter segments of the market cycle. This makes sense, because if overvaluation was enough to stop prices from advancing further, market valuations could never have established the breathtaking extremes that they reached in 1929, 2000, and again today. Likewise, if undervaluation was enough to stop prices from declining further, market valuations could never have slumped to the extremely depressed levels that they reached in 1932, 1949, 1974, or 1982.

Recognizing that valuations matter profoundly over the long run, yet are nearly useless over the short run, is central to navigating complete market cycles. The main driver of market returns over shorter segments of the market cycle is the purely psychological inclination of investors toward speculation or risk-aversion. That psychological disposition is typically driven by short-term factors that lead investors to feel optimistic or fearful.

5

The Hussman Funds
Letter to Shareholders (continued)

While investor psychology seems fairly abstract, the best way we’ve found to measure those attitudes objectively is to examine market behavior itself. When investors are inclined to speculate, they tend to be indiscriminate about it. Conversely, when investors are inclined toward risk-aversion, they tend to become increasingly selective. So in our own methods, we extract a signal about speculation or risk-aversion from the uniformity or divergence of market action across thousands of individual securities, sectors, industries, and security-types, including debt securities of varying creditworthiness. When the market demonstrates divergences and breakdowns in the behavior of various sectors, that loss of “uniformity” is often a signal that investor preferences have subtly shifted toward risk-aversion.

Another feature of market action has historically been important. In previous speculative episodes across history, there was always a point where enough was enough. The emergence of a sufficiently extreme combination of “overvalued, overbought, overbullish” conditions proved to be a reliable warning that speculation had essentially run its course. These syndromes helped to anticipate steep market losses even before market internals had deteriorated explicitly. They heralded the bull market peaks of 1973, 1987, 2000 and 2007. Because of that historical reliability, the methods that emerged from our 2009-2010 stress-testing efforts raised the priority of these “overvalued, overbought, overbullish” syndromes in our work.

Across more than 30 years as an investment manager, the effective use of these considerations – valuations, market internals, and overextended syndromes – repeatedly allowed our investment discipline to navigate previous complete market cycles admirably. That combined discipline was clearly reflected in the performance of Strategic Growth Fund, relative to the S&P 500, during the period from 2000 to 2009. From the inception of the Fund on 7/24/2000 to the bear market low of 3/09/2009, the S&P 500 lost a cumulative -46.4%, while the Fund gained a cumulative 105.6%. Notably, the Fund’s investment discipline also strongly outperformed the S&P 500 as measured from the Fund’s inception in 2000 to the 10/09/2007 market peak.

For one of the components of our discipline, however, the advancing half-cycle in the stock market since 2009 was strikingly challenging. Amid the novelty of quantitative easing and zero interest rates, investors continued to speculate long after even the most extreme “overvalued, overbought, overbullish” syndromes emerged. Our reliance on those syndromes during this period was a painful Achilles Heel. As prices advanced in the face of increasingly overextended conditions, our expectations for market weakness proved to be not only incorrect, but detrimental.

6

The Hussman Funds
Letter to Shareholders (continued)

While history had taught that some market conditions were extreme and offensive enough to create a barrier to further speculation, the most regrettable thing I did in recent years was to imagine that there was some limit to the recklessness of Wall Street. I was wrong.

As the market advance continued, we incrementally made adaptations in response. The main difference between this half-cycle and prior cycles was the zero-interest rate policy adopted by the Federal Reserve following the collapse of the mortgage bubble. So in 2014, we imposed the requirement that, in an environment of zero interest rates, market internals had to deteriorate explicitly before adopting a negative market outlook in response to “overvalued, overbought, overbullish” conditions.

That single adaptation could have dramatically improved our experience in the recent half cycle, but it was not quite enough. In 2017, it became clear that investors were still speculating in the face of overvalued, overbought, overbullish conditions, even though interest rates had moved above zero. So we made the only concession that remained: we elevated the priority of market internals above “overvalued, overbought, overbullish” syndromes in all circumstances, basically conceding “It’s fine to reduce market exposure in the face of extremely overextended conditions, but never adopt a negative market outlook unless market internals have deteriorated explicitly.”

Why was that process so painfully incremental? Simple. Adaptive learning looks a lot like stubborn inflexibility when new information conflicts with very strong “priors” – in this case, a century of evidence that those overextended syndromes were effective on their own. In prior market cycles, a breakdown in market internals typically accompanied or closely followed those syndromes. In this market cycle, zero interest rates and post-election enthusiasm disrupted that overlap. Requiring explicit deterioration in market internals addresses that issue.

If one takes away nothing else, take away this. Our response to “overvalued, overbought, overbullish” syndromes was the source of our difficulty in the half-cycle since 2009, because these syndromes encouraged us to maintain an overly negative market outlook in the face of unrelenting speculation. We’ve adapted so that market internals always take priority. Regardless of other market conditions, our adapted discipline now requires explicit deterioration in market internals before indicating a negative market outlook.

So we can all agree: this time was different. But that difference takes a particular form: “overvalued, overbought, overbullish” syndromes have been less reliable in recent years, in contrast to other market cycles across history. But even since 2009, the market has lost net value when these syndromes were joined by unfavorable market internals. Investors should not imagine that valuations or market internals can be dismissed as well. There’s simply no evidence to that effect.

7

The Hussman Funds
Letter to Shareholders (continued)

I have no antidote for those who believe that the dot-com bubble, the housing bubble, or the current “everything bubble” are more than a salad of reckless speculation, herd mentality, and fear of missing out. Our valuation concerns might be easier to dismiss had they not allowed us to anticipate the collapse of the other two bubbles, and correctly project the extent of those losses. Our error in this bubble was to underestimate the tenacity of blind speculation (and fail to take advantage of it). I do not believe that there is any justified or durable legitimacy to this madness.

Our experience from prior market extremes offers a reminder of the full-cycle consequences that often follow extreme valuations. At the March 2000 bubble peak, I observed:

“One of the things that you may have noticed is that our downside targets for the markets don’t simply slide up in parallel with the market. Most analysts have an ingrained ‘15% correction’ mentality, such that no matter how high prices advance, the probable maximum downside risk is just 15% or so (and that would be considered bad). Factually speaking, however, that’s not the way it works. Over time, the historical tendency is for stocks to fluctuate around a norm that grows at the same rate as revenues and other fundamentals... Over time, price/revenue ratios come back in line. Currently, that would require an 83% plunge in tech stocks (recall the 1969-70 tech massacre). The plunge may be muted to about 65% given several years of revenue growth. If you understand values and market history, you know we’re not joking.”

By the October 2002 market low, the S&P 500 Index had dropped by half, and the technology-heavy Nasdaq 100 Index had lost four-fifths of its value.

The speculative episode of recent years has led us to abandon the idea that there is any dependable limit to the recklessness of Wall Street. Even the most extreme “overvalued, overbought, overbullish” conditions will not push us to a negative outlook in future market cycles, unless deteriorating market internals also indicate that investor psychology has shifted to risk-aversion. Still, I continue to believe that the combination of valuations and market action can effectively navigate complete market cycles. I also believe that present valuation extremes will have predictably unfortunate long-term and full-cycle consequences for the equity market.

A Note on Valuations

Based on the valuation measures we find most strongly correlated with actual subsequent market returns across a century of market history, I presently expect the S&P 500 Index to lose nearly two-thirds of its value over the completion of the current market cycle. These measures also imply an expected loss in the S&P 500, including

8

The Hussman Funds
Letter to Shareholders (continued)

dividends, over the coming 12-year period. Please see my periodic commentaries at www.hussmanfunds.com for extensive data and analysis of market valuations, and the impact of factors such as interest rates, growth rates, and profit margins.

The chart below shows the ratio of nonfinancial market capitalization to corporate gross value-added, including estimated foreign revenues. I created this measure in 2015 as a better-performing and apples-to-apples refinement of market capitalization/GDP, which Warren Buffett discussed in 2001 as “probably the best single measure of where valuations stand at any given moment.” We find Nonfinancial MarketCap/GVA to be more strongly correlated with actual subsequent S&P 500 total returns across history, and even in recent market cycles, than any other valuation measure we have studied or introduced. These other measures include price/earnings, price/forward operating earnings, the Fed Model, Tobin’s Q, and Robert Shiller’s cyclically-adjusted P/E, among others. Recently, this ratio climbed to the highest level in history, exceeding the peaks observed in 2000 and 2007. Based on other reliable measures for which historical data is available, present market valuations also exceed those observed at the 1929 peak.

9

The Hussman Funds
Letter to Shareholders (continued)

Again, keep in mind that valuation is not a useful guide to investment prospects over short segments of the market cycle. As a result, valuations can sometimes move a remarkable distance from their historical norms by mid-cycle. If our measures of market internals were to improve from their presently unfavorable condition (as of mid-February 2018), we would defer our immediate downside concerns. However, our estimate of the prospective market loss over the completion of this cycle would not change. Currently, that estimated market loss is as negative, and seemingly preposterous, as those that we accurately projected at the 2000 and 2007 bubble peaks.

The most reliable measures of valuation we identify are now between 2.6 and 3.0 times their pre-bubble historical norms. No market cycle in history, not even in recent decades, has ended without bringing those measures within 20-40% of those norms (and usually below them). This implies that even a run-of-the-mill completion to the present market cycle can be expected to take the S&P 500 between 45% and 65% lower, even without breaking below historical valuation norms.

Recall that the S&P 500 registered negative total returns for a buy-and-hold strategy during the nearly 12-year period from March 2000 until November 2011. I expect a similar consequence to emerge from current extremes. While investors seem eager to lock themselves into passive strategies that have performed well in the rear-view mirror of this extended climb to obscene valuations, I expect the greatest asset to investors in the coming decade will be adherence to a flexible approach that reduces risk in response to extreme valuation and divergent market action, and embraces risk in response to material retreats in valuation that are coupled with improvements in the uniformity of market action.

Fund Performance

Strategic Growth Fund

For the year ended December 31, 2017, the total return of Strategic Growth Fund was -12.72%, attributable both to a modest lag in the performance of the Fund’s holdings relative to the capitalization-weighted indices it uses to hedge, and decay in the time-value of index put options held by the Fund. The decay in option value can be largely attributed to our defensive response to extreme “overvalued, overbought, overbullish” features of market action. By the end of the year, we had prioritized the condition of market internals over-and-above these overextended syndromes, without any exceptions. We expect that this change will allow the Fund to tolerate future market advances in extremely overvalued conditions with a reduced risk of similar losses, yet without disrupting the Fund’s ability to establish a strong defense when overvaluation is joined by deteriorating market internals (indicating a shift toward risk-aversion among investors).

10

The Hussman Funds
Letter to Shareholders (continued)

Strategic Total Return Fund

For the year ended December 31, 2017, the total return of Strategic Total Return Fund was 1.21%, compared with a total return of 3.54% for the Bloomberg Barclays U.S. Aggregate Bond Index. The Fund held a relatively conservative position in bonds during this time, with a duration typically ranging between 1-5 years (meaning that a 100 basis point move in interest rates would be expected to affect Fund value by about 1%-5% on the basis of bond price fluctuations). During 2017, the yield on 10-year U.S. Treasury bonds changed only slightly from 2.44% to 2.41%, resulting in modestly positive bond returns. The Fund also maintained a modest exposure to precious metals shares, which generally ranged between 0-15% of the Fund’s assets, contributing positive returns to the Fund despite the relatively low price fluctuation of precious metals shares during 2017.

Strategic International Fund

For the year ended December 31, 2017, the total return of Strategic International Fund was 1.34%, compared with a total return of 25.03% in the MSCI EAFE Index. The Fund remained fully-hedged during the year, holding a broadly diversified portfolio of international equities, hedged with an offsetting short position of equal size in the MSCI EAFE Index.

Strategic Value Fund

For the year ended December 31, 2017, the total return of Strategic Value Fund was -2.80%, attributable to a modest lag in the performance of the Fund’s holdings, relative to the S&P 500 Index. The Fund remained fully-hedged during the year. The Fund held a portfolio strongly focused on equities viewed by the Advisor as undervalued relative to the capitalization-weighted indices, on the basis of anticipated future cash flows, hedged with an offsetting short position of equal size in the S&P 500 Index.

Portfolio Composition

As of December 31, 2017, Strategic Growth Fund had net assets of $308,477,215, and held 116 stocks in a wide variety of industries. The largest sector holdings as a percent of net assets were information technology (29.6%), health care (22.1%), consumer staples (10.8%), industrials (10.7%), and consumer discretionary (9.9%). The smallest sector weights were financials (4.6%), materials (4.1%), energy (3.5%), and utilities (3.4%).

11

The Hussman Funds
Letter to Shareholders (continued)

Strategic Growth Fund’s holdings of individual stocks as of December 31, 2017 were valued at $304,360,725. Against these stock positions, the Fund also held 800 option combinations (long put option/short call option) on the S&P 500 Index, 450 option combinations on the Russell 2000 Index and 25 option combinations on the Nasdaq 100 Index. Each option combination behaves as a short sale on the underlying index, with a notional value of $100 times the index value. On December 30, 2017, the S&P 500 Index closed at 2,673.61, while the Russell 2000 Index and the Nasdaq 100 Index closed at 1,535.511 and 6,396.422, respectively. The Fund’s total hedge therefore represented a short position of $298,977,850, thereby hedging 98.2% of the dollar value of the Fund’s investment positions in individual stocks.

Though the performance of Strategic Growth Fund’s diversified portfolio cannot be attributed to any narrow group of stocks, the following equity holdings achieved gains in excess of $2 million during the six months ended December 31, 2017: Braskem S.A. – ADR, Copart, and VMware – Class A. The only equity holding with a loss in excess of $1 million during this same period was Cardiovascular Systems.

As of December 31, 2017, Strategic Total Return Fund had net assets of $326,620,960. Treasury notes, Treasury bills, Treasury Inflation-Protected Securities (TIPS) and money market funds represented 87.9% of the Fund’s net assets. Exchange-traded funds, precious metals shares, and utility shares accounted for 2.7%, 9.0%, and 0.3% of net assets, respectively.

In Strategic Total Return Fund, during the six months ended December 31, 2017, the Fund recognized a portfolio gain in excess of $1 million in Newmont Mining. The only holding with a loss in excess of $500,000 during this same period was Barrick Gold.

As of December 31, 2017, Strategic International Fund had net assets of $28,325,380 and held 76 stocks in a wide variety of industries. The largest sector holdings as a percent of net assets were consumer discretionary (21.7%), industrials (17.5%), financials (17.1%), information technology (13.0%), health care (7.2%), energy (3.6%), and materials (3.6%). The smallest sector weights were utilities (1.9%), telecommunication services (1.7%), consumer staples (1.0%), and real estate (1.0%). Investment in shares of money market funds accounted for 4.3% of net assets.

Strategic International Fund’s holdings of individual stocks as of December 31, 2017 were valued at $25,289,902. In order to hedge the impact of general market fluctuations, as of December 31, 2017, Strategic International Fund was short 240 futures on the Mini MSCI EAFE Index. The notional value of this hedge was $24,553,200, hedging 97.1% of the value of equity investments held by the

12

The Hussman Funds
Letter to Shareholders (continued)

Fund. When the Fund is in a hedged investment position, the primary driver of Fund returns is the difference in performance between the stocks owned by the Fund and the indices that are used to hedge.

While Strategic International Fund’s investment portfolio is diversified and the Fund’s performance is affected by numerous investment positions, the hedging strategy of the Fund was primarily responsible for the reduced sensitivity of the Fund to market fluctuations from the Fund’s inception through December 31, 2017. Individual equity holdings having portfolio gains in excess of $200,000 during the six months ended December 31, 2017 included en-japan, Mota-Engil SGPS, Air Canada, and EPS Holdings. Equity holdings with portfolio losses in excess of $100,000 during this same period included Mixi, Tecnicas Reunidas S.A., Celestica, and Neopost.

As of December 31, 2017, Strategic Value Fund had net assets of $6,494,497 and held 71 stocks in a wide variety of industries. The largest sector holdings as a percent of net assets were consumer discretionary (25.2%), industrials (18.2%), information technology (18.0%), financials (15.2%), health care (10.3%), and consumer staples (8.5%). The smallest sector weight was materials (2.3%).

Strategic Value Fund’s holdings of individual stocks as of December 31, 2017 were valued at $6,342,642. Against these stock positions, the Fund also held 23 option combinations (long put option/short call option) on the S&P 500. The notional value of this hedge was $6,149,303, hedging 97.0% of the value of equity investments held by the Fund. When the Fund is in a hedged investment position, the primary driver of Fund returns is the difference in performance between the stocks owned by the Fund and the indices that are used to hedge.

In Strategic Value Fund, during the six months ended December 31, 2017, the only individual equity portfolio gain in excess of $50,000 was achieved in Winnebago Industries. There were no individual equity portfolio losses in excess of $50,000 during this same period.

Supplementary information including quarterly returns and equity-only performance of the Funds is available on the Hussman Funds website: www.hussmanfunds.com

13

The Hussman Funds
Letter to Shareholders (continued)

Current Strategy and Outlook

“Historically, when trend uniformity has been positive, stocks have generally ignored overvaluation, no matter how extreme. When the market loses that uniformity, valuations often matter suddenly and with a vengeance. This is a lesson best learned before a crash rather than after one. Valuations, trend uniformity, and yield pressures are now uniformly unfavorable, and the market faces extreme risk in this environment.”

— John P. Hussman, Ph.D., October 3, 2000

“One of the best indications of the speculative willingness of investors is the ‘uniformity’ of positive market action across a broad range of internals... Since early October of last year, I have at least been able to say in these weekly comments that ‘market action is favorable on the basis of price trends and other market internals.’ Now, it also happens that once the market reaches overvalued, overbought, and overbullish conditions, stocks have historically lagged Treasury bills, on average, even when those internals have been positive (a fact which kept us hedged). Still, the favorable internals did tell us that investors were willing to speculate, however abruptly that willingness might end. Evidently, it just ended, and the reversal is broad-based.”

— John P. Hussman, Ph.D., July 30, 2007

In the early weeks of 2018, U.S. stock market valuations reached the most extreme levels on record, on the basis of the measures we find most closely correlated with actual subsequent market returns. The advance also featured the most lopsided ratio of bullish-to-bearish market sentiment among investment advisors in more than 30 years. The amount borrowed by customers of NYSE member firms to buy stocks on margin has soared to 3.3% of GDP, exceeding the spikes of 2.8% and 2.7% of GDP observed at the 2000 and 2007 peaks, respectively. Margin debt now exceeds 30% of total commercial and industrial loans in the U.S. banking system, creating the risk that “forced selling” could contribute to market losses, as it did in the 2000-2002 and 2007-2009 collapses.

Despite these extremes, the adaptations we made in 2017 – prioritizing market internals above “overvalued, overbought, overbullish” syndromes with no exceptions – allowed us to better tolerate the “melt-up” in prices in early 2018, encouraging us to maintain a relatively neutral outlook until the first week of February, when our measures of market internals deteriorated enough to indicate a shift toward risk-aversion among investors. Given this recent deterioration, we view market conditions as unfavorable not only over a 10-12 year horizon and over the completion of the current market cycle, but over the near-term as well.

14

The Hussman Funds
Letter to Shareholders (continued)

A fresh improvement in the uniformity of market internals across a wide range of individual stocks, industries, sectors, and security types (including debt securities of varying creditworthiness) would encourage us to shift back to a more neutral outlook. Presently, however, we view market conditions as consistent with those that we observed prior to the 2000-2002 and 2007-2009 market collapses. Rather than attempting to forecast whether these unfavorable conditions will persist, we believe that it is enough to align ourselves with prevailing, observable market conditions at each point in time, and to shift our investment stance as that evidence shifts.

Meanwhile, keep three considerations in mind: 1) valuations, which drive the long-term and full-cycle outlook; 2) market internals, which capture shorter-horizon speculative pressures, and 3) extreme overvalued, overbought, overbullish conditions, which are capable of holding us to a neutral outlook, but never an outright negative outlook unless market internals have deteriorated explicitly. The third consideration reflects the key adaptation that we made to our investment discipline during the advancing half-cycle since 2009.

Remember that valuations often seem irrelevant when investors are inclined toward speculation, yet can suddenly matter with a vengeance when investor psychology gives way to risk-aversion. When valuations diverge dramatically from historical norms, there is a temptation to believe that just because prices have reached a certain level, they must actually belong there. Instead, use valuations to envision the “big picture” – expectations for long-term investment prospects, and potential return-versus-risk over the completion of the cycle.

One of the arguments currently used to dismiss extreme valuations is the idea that low interest rates “justify” elevated stock market valuations. The problem is that this argument holds true only if the growth path of future cash flows is held constant. Specifically, if interest rates are depressed because long-term growth rates in revenues, earnings, and the overall economy are also depressed, then no valuation premium is “justified” at all. Even without a valuation premium, prospective equity market returns would already be commensurately depressed and aligned with lower interest rates, as a result of the lower growth rate. This can be demonstrated using any discounted cash flow approach.

The growth rate of the economy is the sum of two components: growth in the number of workers (employment growth), plus growth in output per worker (productivity). The “structural” part of employment growth is driven by demographic factors like population growth and the age profile of the work force, while the “cyclical” part of employment growth is driven by changes in the unemployment rate (which falls when employment growth exceeds labor force growth, and rises when employment growth falls short of labor force growth).

15

The Hussman Funds
Letter to Shareholders (continued)

Consider the behavior of these components. First, because of long-term changes in population growth and other demographic factors, U.S. labor force growth has gradually declined from 1.8% annual growth in the early post-war years, to just 0.4% annual growth today. The trajectory of labor productivity shows a similar pattern of maturation and slowdown over the post-war period, with real output per person slowing from 2.6% growth in the early post-war years, to just 0.6% annual growth today. As a result, real U.S. GDP growth has averaged less than half of its historical rate in recent years.

Add 0.4% labor force growth and 0.6% productivity growth, and “structural” GDP growth is likely to slow toward 1% annually in the years ahead. While U.S. real GDP has averaged 2.2% annual growth since 2009, nearly half of that growth was driven by a falling rate of unemployment, which fell from 10.0% to just 4.1%.

Even in the event that productivity growth accelerates enough to fully recover the 1.9% average pace of the 1972-2012 period, the trajectory of U.S. real GDP growth would remain constrained to about 2.3% annually. Any growth beyond that range for U.S. real GDP would have to be driven by the “cyclical” component of employment growth, namely a falling unemployment rate.

Given the current low level of unemployment, the scope for further “cyclical” contributions to GDP growth is quite limited. Indeed, any material increase in the unemployment rate at this point would quickly reduce real GDP growth below that 1-2% “structural” expectation, which is another way of saying that economic recessions are likely to emerge more easily than in the past, not less.

The bottom line here is that while interest rates are indeed low, those low interest rates are also coupled with substantially lower growth prospects than in the past. The belief that low interest rates “justify” high equity market valuations may sound appealing, but is only true if the trajectory of cash flows is held constant. That is not the case here. In our view, no valuation premium at all is “justified” by the combination of low interest rates and low structural economic growth prospects. Moreover, even if valuation multiples were at their historical norms, expected market returns would still be below their historical norms, as a result of lower structural growth. Again, this can be demonstrated using any discounted cash flow approach.

Likewise, even before the recent tax cuts, the effective U.S. corporate tax rate (actual taxes paid as a fraction of pre-tax corporate earnings) was already just 20%; one of the lowest levels in history outside of U.S. recessions. Even if the recent cut reduces the effective corporate tax rate to just 12%, the increase in after-tax earnings

16

The Hussman Funds
Letter to Shareholders (continued)

would be (1-0.12)/(1-0.20)-1 = 10%. Stock prices would deserve to fully capitalize that as a 10% price increase only if the cuts were expected to permanently survive every future Congress and Administration.

In my view, stock prices have not been advancing because Wall Street has thoughtfully quantified the effect of taxes, interest rates, corporate profits, or anything else. Instead, Wall Street appears mesmerized by the self-reinforcing outcomes of its own speculation, relying on verbal arguments, optimistic projections lacking grounds in observable data, and enthusiastic assertions about cause-effect relationships that are accepted without the need for evidence or quantification. My impression is that future generations will look back on this moment and say "... and this is where they completely lost their minds.”

Bonds, Inflation-Hedges, and International Securities

With regard to the bond market, it is important to distinguish between near-term, cyclical, and long-term factors. Near-term, the rate of U.S. inflation has accelerated modestly, though from quite low levels. With unemployment also quite low, the Federal Reserve has taken the opportunity to gradually raise short-term interest rates. Normalizing interest rates does not require fully restoring historical averages, because structural U.S. economic growth remains quite low. Still, raising short-term rates does reduce the pressure for investors to speculate in the belief that zero interest rates create “no alternative.” My view is that the Fed’s effort to normalize the speculative policy experiment of quantitative easing is far too late, and that the collapse of yet another yield-seeking financial bubble is largely baked into current valuation extremes. At least Fed policy is not encouraging even further extremes.

Although modest inflation pressures and Fed tightening have contributed to upward pressure on interest rates, the relative investment prospects for various types of bonds (Treasury versus corporate bonds, for example) are likely to be highly sensitive to economic disappointments. One consequence of zero interest rate policy is that it encouraged a substantial increase in both private and public debt. The ratio of nonfinancial corporate debt to corporate revenues has climbed to a record high, as have the ratios of consumer credit to disposable personal income, and U.S. government debt to GDP. The quality of corporate debt has also deteriorated considerably. According to Standard & Poor’s, a record 75% of leveraged loans (loans to already heavily indebted borrowers) now carry “covenant-lite” provisions, offering reduced protection to lenders in the event of bankruptcy.

17

The Hussman Funds
Letter to Shareholders (continued)

Since the U.S. government is generally viewed as having lower risk of default than private borrowers, any economic disappointments appear likely to impact corporate and consumer-related debt more sharply than Treasury debt. Given the rather weak structural growth prospects for the U.S. economy, I view such disappointments as likely in the coming quarters. The economy has already enjoyed one of the longest periods without recession in U.S. history, except for the expansions that ended in 1969 and 2001, which extended 2 months and 16 months longer, respectively. We presently have a distinct preference for short-to-medium term Treasury debt, and an aversion to corporate debt, particularly with the interest rate spread between the two still quite narrow.

The longer-term prospects for debt and inflation also deserve consideration. While it is tempting to believe that inflation should have a fairly direct relationship to the quantity of money in circulation, or the amount of government debt outstanding, the value of a dollar (and the amount of goods and services it commands) is a market price, as it is for stocks and bonds. As a result, the psychology of holders plays an important part in determining when underlying risks express themselves. In my view, severe episodes of inflation across history have not resulted simply from money creation or debt creation, but emerged following a loss of confidence that the liabilities of the government could be adequately serviced.

From this perspective, money creation itself did not cause inflation in the 1970’s. Indeed, there is little correlation between inflation and changes in various measures of the money supply. Instead, rising inflation reflected a loss of confidence in the ability of the government to honor its liabilities. That loss of confidence was provoked by growing government deficits, and was amplified when Nixon terminated the backing of dollars with gold. The inflationary episode was eventually curbed by Paul Volcker, the chairman of the Federal Reserve, who refused to enable government deficits using the Fed’s balance sheet (buying U.S. Treasury bonds and paying for them by creating currency and bank reserves). Monetary policy under Ben Bernanke and Janet Yellen has sent the exact opposite signal in recent years.

Despite an economy running at a 4.1% rate of unemployment, trillion-dollar U.S. government deficits appear likely in the next few years. It’s not clear that the psychology of dollar holders is approaching a loss of confidence in the government’s ability to honor this growing debt burden, but in the coming years, it will be just as important to monitor those signs of confidence as it will be to monitor the quantity of debt and money itself.

18

The Hussman Funds
Letter to Shareholders (continued)

The bottom line is that present, observable conditions reflect near-term inflation and interest rate pressures, which hold us to a relatively muted exposure to long-term bonds in Strategic Total Return Fund. A widening of credit spreads (the difference in interest rates on junk bonds or corporate debt, versus interest rates on Treasury securities), would reflect investor expectations of economic weakness, and could encourage us to increase the exposure of the Fund to Treasury bonds in the 7-10 year range. From a long-term perspective, reckless monetary policy has encouraged reckless fiscal policy, with the likelihood of destabilizing consequences, though not necessarily immediate ones.

Presently, financial asset valuations appear quite elevated relative to real assets such as commodities, land, and other tangible investments. Still, inflation hedges are often least expensive following the early recognition of an emerging recession, which is the most likely point that we expect to establish a more substantial exposure to precious metals shares, inflation-protected securities, and similar assets. With regard to international equities, keep in mind that international stock markets typically become highly correlated with the U.S. market in periods when U.S. stocks are declining. Despite generally less offensive valuations abroad, we continue to expect that the best opportunity to establish unhedged positions in international equities in Strategic International Fund will be after the steep downside risks for U.S. stocks abate to some extent.

While my expectation of a nearly two-thirds loss in the S&P 500 over the completion of this market cycle may seem as preposterous as similar expectations that I voiced in 2000 and 2007, I believe that it is essential for investors to seriously consider the risk of deep market losses. Still, valuations say very little about market prospects for shorter segments of the market cycle. So it will remain important to monitor the uniformity and divergence of market internals in order to gauge shifts in the preference of investors toward speculation or risk-aversion. I believe that our value-conscious, historically-informed, full-cycle investment discipline is sufficiently agile – especially as we’ve adapted it in recent years – to navigate market conditions as they unfold over this cycle and future ones.

By the completion of this market cycle, I doubt that there will be much talk of the “cost” of getting out too early. The 2000-2002 collapse wiped out the entire total return of the S&P 500 – in excess of Treasury bill returns – all the way back to May 1996. The 2007-2009 collapse wiped out the entire total return of the S&P 500 – in excess of Treasury bill returns – all the way back to June 1995. We correctly anticipated the extent of both collapses. Frankly, I expect that the completion of the

19

The Hussman Funds
Letter to Shareholders (continued)

current cycle will wipe out the entire total return of the S&P 500 – in excess of Treasury bills – all the way back to roughly October 1997. That outcome would not even require our most reliable measures of valuation to revisit their historical norms.

If there is something in the financial markets to be particularly optimistic about, it is the prospect of opportunities that will evolve over the completion of the current market cycle. The strongest expected market return/risk classifications we identify emerge when a material retreat in valuations is joined by an improvement in market action. While we cannot predict when those opportunities will occur, I expect that the cumulative market return between now and then will be negative, because even a moderate improvement in prospective market returns would require a substantial market loss from current extremes. In my view, a defensive posture here is an optimistic stance, because it recognizes the prospect that expected market returns will again be meaningfully positive soon enough.

As always, I remain grateful for your trust.

Sincerely,

John P. Hussman, Ph.D.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares of the Funds, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

Periodic updates regarding market conditions and investment strategy, as well as special reports, analysis, and performance data current to the most recent month end, are available at the Hussman Funds website www.hussmanfunds.com.

An investor should consider the investment objectives, risks, charges and expenses of the Funds carefully before investing. The Funds’ prospectuses contain this and other important information. To obtain a copy of the Hussman Funds’ prospectuses please visit our website at www.hussmanfunds.com or call 1-800-487-7626 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Hussman Funds are distributed by Ultimus Fund Distributors, LLC.

Estimates of prospective return and risk for equities, bonds and other financial markets are forward-looking statements based the analysis and reasonable beliefs of Hussman Strategic Advisors. They are not a guarantee of future performance and are not indicative of the prospective returns of any of the Hussman Funds. Actual returns may differ substantially from the estimates provided. Estimates of prospective long-term

20

The Hussman Funds
Letter to Shareholders (continued)

returns for the S&P 500 reflect valuation methods focusing on the relationship between current market prices and earnings, dividends and other fundamentals, adjusted for variability over the economic cycle.

This Letter to Shareholders seeks to describe some of the adviser’s current opinions and views of the financial markets. Although the adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Funds that are discussed in this Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolios of the Funds, may be sold at any time and may no longer be held by the Funds. The opinions of the Funds’ adviser with respect to those securities may change at any time.

21

Hussman Strategic Growth Fund Portfolio Information
December 31, 2017 (Unaudited)

Sector Allocation (% of Common Stocks)

Hussman Strategic Total Return Fund Portfolio Information
December 31, 2017 (Unaudited)

Asset Allocation (% of Net Assets)

22

Hussman Strategic International Fund Portfolio Information
December 31, 2017 (Unaudited)

Sector Allocation (% of Common Stocks)

Country Allocation (% of Common Stocks)

23

Hussman Strategic Value Fund Portfolio Information
December 31, 2017 (Unaudited)

Sector Allocation (% of Common Stocks)

24

Hussman Strategic Growth Fund Schedule of Investments
December 31, 2017 (Unaudited)

COMMON STOCKS — 98.7%	Shares	Value
Consumer Discretionary — 9.9%
Auto Components — 1.4%
Lear Corporation	25,000	$4,416,500

Hotels, Restaurants & Leisure — 1.4%
Red Robin Gourmet Burgers, Inc. (a)	25,000	1,410,000
Wyndham Worldwide Corporation	25,000	2,896,750
		4,306,750
Household Durables — 3.7%
Garmin Ltd.	50,000	2,978,500
iRobot Corporation (a)	45,600	3,497,520
KB Home	150,000	4,792,500
		11,268,520
Media — 2.7%
Comcast Corporation - Class A	75,000	3,003,750
Interpublic Group of Companies, Inc. (The)	50,000	1,008,000
Sirius XM Holdings, Inc.	400,000	2,144,000
Time Warner, Inc.	25,000	2,286,750
		8,442,500
Textiles, Apparel & Luxury Goods — 0.7%
lululemon athletica, inc. (a)	25,000	1,964,750

Consumer Staples — 10.8%
Beverages — 2.5%
Coca-Cola Company (The)	100,000	4,588,000
PepsiCo, Inc.	25,000	2,998,000
		7,586,000
Food & Staples Retailing — 2.2%
Walgreens Boots Alliance, Inc.	25,000	1,815,500
Wal-Mart Stores, Inc.	50,000	4,937,500
		6,753,000
Food Products — 5.4%
Archer-Daniels-Midland Company	125,000	5,010,000
Bunge Ltd.	50,000	3,354,000
Flowers Foods, Inc.	150,000	2,896,500
Hain Celestial Group, Inc. (The) (a)	75,000	3,179,250
Sanderson Farms, Inc.	15,000	2,081,700
		16,521,450
Household Products — 0.7%
Procter & Gamble Company (The)	25,000	2,297,000

25

Hussman Strategic Growth Fund Schedule of Investments (continued)
December 31, 2017 (Unaudited)

COMMON STOCKS — 98.7% (continued)	Shares	Value
Energy — 3.5%
Oil, Gas & Consumable Fuels — 3.5%
Chevron Corporation	25,000	$3,129,750
Cosan Ltd. - Class A	250,000	2,425,000
Golar LNG Partners, L.P.	100,000	2,280,000
Phillips 66	25,000	2,528,750
Sunoco, L.P.	20,000	568,000
		10,931,500
Financials — 4.6%
Banks — 0.4%
Regions Financial Corporation	75,000	1,296,000

Capital Markets — 1.6%
State Street Corporation	50,000	4,880,500

Consumer Finance — 1.6%
American Express Company	50,000	4,965,500

Insurance — 1.0%
Brighthouse Financial, Inc. (a)	4,545	266,519
Travelers Companies, Inc. (The)	20,000	2,712,800
		2,979,319
Health Care — 22.1%
Biotechnology — 1.5%
AbbVie, Inc.	25,000	2,417,750
Immunomedics, Inc. (a)	50,000	808,000
United Therapeutics Corporation (a)	10,000	1,479,500
		4,705,250
Health Care Equipment & Supplies — 7.6%
Anika Therapeutics, Inc. (a)	25,000	1,347,750
Baxter International, Inc.	50,000	3,232,000
Boston Scientific Corporation (a)	50,000	1,239,500
Cardiovascular Systems, Inc. (a)	100,000	2,369,000
Globus Medical, Inc. - Class A (a)	50,000	2,055,000
Integer Holdings Corporation (a)	75,000	3,397,500
Intuitive Surgical, Inc. (a)	10,000	3,649,400
LivaNova plc (a)	35,000	2,797,200
Masimo Corporation (a)	25,000	2,120,000
Varex Imaging Corporation (a)	4,000	160,680
Varian Medical Systems, Inc. (a)	10,000	1,111,500
		23,479,530

26

Hussman Strategic Growth Fund Schedule of Investments (continued)
December 31, 2017 (Unaudited)

COMMON STOCKS — 98.7% (continued)	Shares	Value
Health Care — 22.1% (continued)
Health Care Providers & Services — 10.1%
Centene Corporation (a)	50,000	$5,044,000
HCA Healthcare, Inc. (a)	50,000	4,392,000
HealthSouth Corporation	100,000	4,941,000
Laboratory Corporation of America Holdings (a)	15,000	2,392,650
Molina Healthcare, Inc. (a)	50,000	3,834,000
Quest Diagnostics, Inc.	50,000	4,924,500
UnitedHealth Group, Inc.	25,000	5,511,500
		31,039,650
Health Care Technology — 1.3%
Cerner Corporation (a)	60,000	4,043,400

Pharmaceuticals — 1.6%
Impax Laboratories, Inc. (a)	100,000	1,665,000
Jazz Pharmaceuticals plc (a)	25,000	3,366,250
		5,031,250
Industrials — 10.7%
Aerospace & Defense — 0.5%
Maxar Technologies Ltd.	23,490	1,510,876

Air Freight & Logistics — 1.0%
Expeditors International of Washington, Inc.	50,000	3,234,500

Airlines — 1.6%
Southwest Airlines Company	75,000	4,908,750

Commercial Services & Supplies — 1.1%
Copart, Inc. (a)	75,000	3,239,250

Machinery — 1.3%
Lindsay Corporation	10,000	882,000
Wabash National Corporation	150,000	3,255,000
		4,137,000
Road & Rail — 3.2%
Knight-Swift Transportation Holdings, Inc.	108,000	4,721,760
Landstar System, Inc.	50,000	5,205,000
		9,926,760
Trading Companies & Distributors — 2.0%
AerCap Holdings N.V. (a)	75,000	3,945,750

27

Hussman Strategic Growth Fund Schedule of Investments (continued)
December 31, 2017 (Unaudited)

COMMON STOCKS — 98.7% (continued)	Shares	Value
Industrials — 10.7% (continued)
Trading Companies & Distributors — 2.0% (continued)
GATX Corporation	34,000	$2,113,440
		6,059,190
Information Technology — 29.6%
Communications Equipment — 1.4%
Ubiquiti Networks, Inc. (a)	59,000	4,190,180

Electronic Equipment, Instruments & Components — 6.5%
Corning, Inc.	150,000	4,798,500
Dolby Laboratories, Inc. - Class A	25,000	1,550,000
FLIR Systems, Inc.	50,000	2,331,000
II-VI, Inc. (a)	75,000	3,521,250
Jabil, Inc.	100,000	2,625,000
Sanmina Corporation (a)	100,000	3,300,000
ScanSource, Inc. (a)	50,000	1,790,000
		19,915,750
Internet Software & Services — 1.8%
Baidu, Inc. - ADR (a)	10,000	2,342,100
eBay, Inc. (a)	75,000	2,830,500
Hortonworks, Inc. (a)	25,000	502,750
		5,675,350
IT Services — 5.1%
Cognizant Technology Solutions Corporation - Class A	60,000	4,261,200
Genpact Ltd.	100,000	3,174,000
International Business Machines Corporation	25,000	3,835,500
Syntel, Inc. (a)	50,000	1,149,500
Virtusa Corporation (a)	75,000	3,306,000
		15,726,200
Semiconductors & Semiconductor Equipment — 5.6%
Canadian Solar, Inc. (a)	150,000	2,529,000
JinkoSolar Holding Company Ltd. - ADR (a)	125,000	3,006,250
Power Integrations, Inc.	50,000	3,677,500
Skyworks Solutions, Inc.	50,000	4,747,500
Xilinx, Inc.	50,000	3,371,000
		17,331,250
Software — 7.4%
Cadence Design Systems, Inc. (a)	50,000	2,091,000
Citrix Systems, Inc. (a)	50,000	4,400,000
Microsoft Corporation	50,000	4,277,000
Oracle Corporation	100,000	4,728,000

28

Hussman Strategic Growth Fund Schedule of Investments (continued)
December 31, 2017 (Unaudited)

COMMON STOCKS — 98.7% (continued)	Shares	Value
Information Technology — 29.6% (continued)
Software — 7.4% (continued)
Varonis Systems, Inc. (a)	50,000	$2,427,500
VMware, Inc. - Class A (a)	40,000	5,012,800
		22,936,300
Technology Hardware, Storage & Peripherals — 1.8%
NetApp, Inc.	50,000	2,766,000
Western Digital Corporation	35,000	2,783,550
		5,549,550
Materials — 4.1%
Chemicals — 1.4%
Monsanto Company	25,000	2,919,500
Westlake Chemical Corporation	15,000	1,597,950
		4,517,450
Metals & Mining — 2.7%
Agnico-Eagle Mines Ltd.	50,000	2,309,000
Barrick Gold Corporation	150,000	2,170,500
Newmont Mining Corporation	100,000	3,752,000
		8,231,500
Utilities — 3.4%
Electric Utilities — 1.3%
Exelon Corporation	100,000	3,941,000

Independent Power and Renewable Electricity Producers — 2.1%
AES Corporation	150,000	1,624,500
Ormat Technologies, Inc.	75,000	4,797,000
		6,421,500

Total Common Stocks (Cost $265,487,388)		$304,360,725

PUT OPTION CONTRACTS — 2.5%	Contracts	Value
Nasdaq 100 Index Option, 09/21/2018 at $5,800	25	$447,500
Russell 2000 Index Option, 09/21/2018 at $1,430	450	2,241,000
S&P 500 Index Option, 09/21/2018 at $2,475	800	5,000,000
Total Put Option Contracts (Cost $8,844,040)		$7,688,500

Total Investments at Value — 101.2% (Cost $274,331,428)		$312,049,225

29

Hussman Strategic Growth Fund Schedule of Investments (continued)
December 31, 2017 (Unaudited)

MONEY MARKET FUNDS — 55.7%	Shares	Value
Invesco Short-Term Investments Trust - Treasury Portfolio - Institutional Class, 1.17% (b) (Cost $171,817,290)	171,817,290	$171,817,290

Total Investments and Money Market Funds at Value — 156.9% (Cost $446,148,718)		$483,866,515

Written Call Option Contracts — (58.2%)		(179,414,700)

Other Assets in Excess of Liabilities — 1.3%		4,025,400

Net Assets — 100.0%		$308,477,215

ADR - American Depositary Receipt.
(a)	Non-income producing security.
(b)	The rate shown is the 7-day effective yield as of December 31, 2017.
See accompanying notes to financial statements.

30

Hussman Strategic Growth Fund Schedule of Open Written Option Contracts
December 31, 2017 (Unaudited)

WRITTEN CALL OPTION CONTRACTS	Contracts	Notional Value	Strike Price	Expiration Date	Value of Options
Nasdaq 100 Index Option	25	$15,991,055	$3,000.00	03/16/2018	$8,478,450
Russell 2000 Index Option	450	69,097,995	700.00	03/16/2018	37,496,250
S&P 500 Index Option	800	213,888,800	1,000.00	03/16/2018	133,440,000
Total Written Call Option Contracts (Premiums $174,977,677)		$298,977,850			$179,414,700

The average monthly notional value of written call contracts during the six months ended December 31, 2017 was $350,879,825 (Note 4).
See accompanying notes to financial statements.

31

Hussman Strategic Total Return Fund Schedule of Investments
December 31, 2017 (Unaudited)

COMMON STOCKS — 9.3%	Shares	Value
Energy — 0.0% (a)
Oil, Gas & Consumable Fuels — 0.0% (a)
NuStar Energy, L.P.	1,000	$29,950
ONEOK, Inc.	985	52,648
Williams Partners, L.P.	866	33,584
		116,182
Materials — 9.0%
Metals & Mining — 9.0%
Agnico-Eagle Mines Ltd.	75,000	3,463,500
AngloGold Ashanti Ltd. - ADR	250,000	2,547,500
Barrick Gold Corporation	525,000	7,596,750
Coeur Mining, Inc. (b)	25,000	187,500
Compania de Minas Buenaventura S.A. - ADR	25,000	352,000
Goldcorp, Inc.	250,000	3,192,500
Newmont Mining Corporation	200,000	7,504,000
Pan American Silver Corporation	5,000	77,800
Randgold Resources Ltd. - ADR	25,000	2,472,250
Royal Gold, Inc.	10,000	821,200
Sibanye Gold Ltd. - ADR	174,904	883,265
Wheaton Precious Metals Corporation	5,000	110,650
		29,208,915
Utilities — 0.3%
Electric Utilities — 0.2%
American Electric Power Company, Inc.	1,000	73,570
Duke Energy Corporation	333	28,009
Edison International	1,000	63,240
Entergy Corporation	1,000	81,390
Exelon Corporation	1,000	39,410
FirstEnergy Corporation	1,000	30,620
NextEra Energy, Inc.	1,000	156,190
PG&E Corporation	1,000	44,830
Pinnacle West Capital Corporation	1,000	85,180
PPL Corporation	1,000	30,950
		633,389
Multi-Utilities — 0.1%
Ameren Corporation	1,000	58,990
Dominion Energy, Inc.	1,000	81,060
DTE Energy Company	1,000	109,460
Public Service Enterprise Group, Inc.	1,000	51,500

32

Hussman Strategic Total Return Fund Schedule of Investments (continued)
December 31, 2017 (Unaudited)

COMMON STOCKS — 9.3% (continued)	Shares	Value
Utilities — 0.3% (continued)
Multi-Utilities — 0.1% (continued)
SCANA Corporation	1,000	$39,780
		340,790

Total Common Stocks (Cost $30,595,731)		$30,299,276

U.S. TREASURY OBLIGATIONS — 79.6%	Par Value	Value
U.S. Treasury Bills (c) — 22.8%
1.02%, due 03/29/2018	$50,000,000	$49,837,108
1.70%, due 12/06/2018	25,000,000	24,603,906
		74,441,014
U.S. Treasury Inflation-Protected Notes — 4.3%
2.50%, due 01/15/2029	11,489,000	13,944,998

U.S. Treasury Notes — 52.5%
0.75%, due 10/31/2018	50,000,000	49,591,797
1.25%, due 08/31/2019	50,000,000	49,496,094
1.50%, due 08/15/2026	25,000,000	23,260,753
2.25%, due 02/15/2027	50,000,000	49,352,539
		171,701,183

Total U.S. Treasury Obligations (Cost $258,883,114)		$260,087,195

EXCHANGE-TRADED FUNDS — 2.7%	Shares	Value
CurrencyShares British Pound Sterling Trust (b)	30,000	$3,936,000
CurrencyShares Euro Trust (b)	20,000	2,312,200
CurrencyShares Japanese Yen Trust (b)	1,000	85,140
CurrencyShares Swedish Krona Trust (b)	5,000	580,900
CurrencyShares Swiss Franc Trust (b)	5,000	484,150
iShares 1-3 Year International Treasury Bond ETF	1,000	84,210
iShares Gold Trust (b)	25,000	312,750
iShares International Treasury Bond ETF	2,000	99,840
SPDR Bloomberg Barclays International Treasury Bond ETF	2,000	56,860
SPDR Bloomberg Barclays Short Term International Treasury Bond ETF	1,000	32,120
SPDR Citi International Government Inflation-Protected Bond ETF	1,000	57,520

33

Hussman Strategic Total Return Fund Schedule of Investments (continued)
December 31, 2017 (Unaudited)

EXCHANGE-TRADED FUNDS — 2.7% (continued)	Shares	Value
SPDR Gold Shares (b)	5,000	$618,250
Total Exchange-Traded Funds (Cost $8,007,193)		$8,659,940

Total Investments at Value — 91.6% (Cost $297,486,038)		$299,046,411

MONEY MARKET FUNDS — 8.3%	Shares	Value
Invesco Short-Term Investments Trust - Treasury Portfolio - Institutional Class, 1.17% (d) (Cost $27,142,164)	27,142,164	$27,142,164

Total Investments and Money Market Funds at Value — 99.9% (Cost $324,628,202)		$326,188,575

Other Assets in Excess of Liabilities — 0.1%		432,385

Net Assets — 100.0%		$326,620,960

ADR - American Depositary Receipt.
(a)	Percentage rounds to less than 0.1%.
(b)	Non-income producing security.
(c)	Rate shown is the annualized yield at time of purchase, not a coupon rate.
(d)	The rate shown is the 7-day effective yield as of December 31, 2017.
See accompanying notes to financial statements.

34

Hussman Strategic International Fund Schedule of Investments
December 31, 2017 (Unaudited)

COMMON STOCKS — 89.3%	Shares	Value
Australia — 3.4%
Crown Resorts Ltd. (a)	50,000	$506,873
SEEK Ltd. (a)	30,000	443,679
		950,552
Belgium — 1.2%
AGFA-Gevaert N.V. (b)	75,000	349,760

Canada — 14.0%
Air Canada (b)	10,000	205,856
Avigilon Corporation (b)	17,000	285,183
Celestica, Inc. (b)	10,000	104,837
Great-West Lifeco, Inc.	10,000	279,194
IGM Financial, Inc.	12,000	421,416
Industrial Alliance Insurance & Financial Services, Inc.	12,000	570,988
Linamar Corporation	4,500	262,049
Manulife Financial Corporation	27,000	563,113
Power Corporation of Canada	23,000	592,202
Royal Bank of Canada	5,000	408,252
WestJet Airlines Ltd.	13,000	272,576
		3,965,666
Denmark — 1.7%
Tryg A/S (a)	9,500	237,635
Vestas Wind Systems A/S (a)	3,500	241,843
		479,478
Finland — 0.6%
Tikkurila Oyj	7,200	153,848

France — 4.0%
Air France-KLM (a) (b)	20,000	324,857
Albioma S.A.	8,000	201,944
Elecnor S.A. (a)	2,163	34,430
Eutelsat Communications S.A. (a)	9,000	208,357
Neopost S.A.	13,000	374,325
		1,143,913
Germany — 3.1%
Hugo Boss AG (a)	4,500	381,833
SAP SE - ADR	4,500	505,620
		887,453
Italy — 0.5%
Azimut Holdings SpA (a)	7,000	133,908

35

Hussman Strategic International Fund Schedule of Investments (continued)
December 31, 2017 (Unaudited)

COMMON STOCKS — 89.3% (continued)	Shares	Value
Japan — 27.9%
Amiyaki Tei Company Ltd.	900	$42,410
Ateam, Inc. (a)	10,000	239,705
CyberAgent, Inc. (a)	16,000	623,508
Daiwabo Holdings Company Ltd. (a)	12,500	512,902
en-japan, Inc. (a)	10,500	493,970
EPS Holdings, Inc. (a)	22,500	508,162
Fudo Tetra Corporation (a)	175,000	283,740
Fujibo Holdings, Inc. (a)	13,000	428,917
Kanagawa Chuo Kotsu Company Ltd. (a)	10,400	336,820
Kato Works Company Ltd. (a)	9,500	287,844
Kurimoto Ltd. (a)	15,000	302,527
Marvelous, Inc. (a)	25,000	230,111
Misawa Homes Company Ltd. (a)	32,000	281,105
Mixi, Inc. (a)	10,000	447,840
NuFlare Technology, Inc. (a)	6,000	359,356
Panasonic Corporation (a)	30,000	437,779
SBI Holdings, Inc. (a)	25,000	520,840
Shinko Plantech Company Ltd. (a)	30,000	317,261
SoftBank Group Corporation (a)	6,000	474,981
SRG Takamiya Company Ltd. (a)	25,000	146,954
Toshiba Corporation (b)	130,000	365,710
Towa Pharmaceutical Company Ltd. (a)	5,000	272,318
		7,914,760
Netherlands — 0.7%
PostNL N.V. (a)	40,000	195,243

Norway — 3.8%
Gjensidige Forsikring ASA (a)	12,000	226,352
Olav Thon Eiendomsselskap ASA	14,000	277,940
Statoil ASA (a)	27,000	578,041
		1,082,333
Portugal — 4.2%
Altri SGPS S.A. (a)	50,000	310,136
Jeronimo Martins SGPS S.A.	15,000	291,452
Mota-Engil SGPS S.A.	133,147	585,144
		1,186,732
Spain — 4.8%
Amadeus IT Group S.A. (a)	4,000	287,829
Endesa S.A. (a)	15,000	320,793
Grupo Catalana Occidente S.A.	5,000	221,596

36

Hussman Strategic International Fund Schedule of Investments (continued)
December 31, 2017 (Unaudited)

COMMON STOCKS — 89.3% (continued)	Shares	Value
Spain — 4.8% (continued)
Mapfre S.A. (a)	50,000	$160,371
Miquel y Costas & Miquel S.A. (a)	6,000	258,905
Tecnicas Reunidas S.A. (a)	3,500	110,975
		1,360,469
Sweden — 2.4%
Clas Ohlson AB - B Shares	10,000	137,142
Concentric AB	5,813	107,003
Modern Times Group MTG AB - Class B (a)	10,000	420,217
		664,362
Switzerland — 1.9%
Sonova Holding AG	3,500	546,735

United Kingdom — 15.1%
Bovis Homes Group plc	22,000	348,099
Burberry Group plc (a)	20,000	482,163
easyJet plc	17,000	336,002
esure Group plc	150,000	503,233
GlaxoSmithKline plc (a)	8,000	141,664
Hays plc (a)	200,000	492,550
Indivior plc (a) (b)	40,000	219,646
J.D. Wetherspoon plc	30,000	509,106
N Brown Group plc	70,000	255,822
PageGroup plc (a)	50,000	315,026
Smart Metering Systems plc	29,310	346,041
SThree plc	65,484	325,338
		4,274,690

Total Investments at Value — 89.3% (Cost $20,645,164)		$25,289,902

37

Hussman Strategic International Fund Schedule of Investments (continued)
December 31, 2017 (Unaudited)

MONEY MARKET FUNDS — 4.3%	Shares	Value
Northern Institutional Treasury Portfolio, 1.16% (c) (Cost $1,223,993)	1,223,993	$1,223,993

Total Investments and Money Market Funds at Value — 93.6% (Cost $21,869,157)		$26,513,895

Other Assets in Excess of Liabilities — 6.4%		1,811,485

Net Assets — 100.0%		$28,325,380

ADR - American Depositary Receipt.
(a)	Level 2 security (Note 1).
(b)	Non-income producing security.
(c)	The rate shown is the 7-day effective yield as of December 31, 2017.
See accompanying notes to financial statements.

38

Hussman Strategic International Fund Schedule of Investments (continued)
December 31, 2017 (Unaudited)

Common Stocks by Sector/Industry	% of Net Assets
Consumer Discretionary — 21.7%
Auto Components	2.1%
Hotels, Restaurants & Leisure	3.7%
Household Durables	3.8%
Internet & Direct Marketing Retail	0.9%
Media	6.1%
Specialty Retail	0.5%
Textiles, Apparel & Luxury Goods	4.6%
Consumer Staples — 1.0%
Food & Staples Retailing	1.0%
Energy — 3.6%
Energy Equipment & Services	1.5%
Oil, Gas & Consumable Fuels	2.1%
Financials — 17.1%
Banks	1.4%
Capital Markets	3.8%
Insurance	11.9%
Health Care — 7.2%
Health Care Equipment & Supplies	1.9%
Health Care Technology	1.3%
Pharmaceuticals	4.0%
Industrials — 17.5%
Air Freight & Logistics	0.7%
Airlines	4.0%
Construction & Engineering	3.2%
Electrical Equipment	0.8%
Industrial Conglomerates	1.3%
Machinery	1.4%
Professional Services	5.6%
Trading Companies & Distributors	0.5%
Information Technology — 13.0%
Electronic Equipment, Instruments & Components	4.4%
Internet Software & Services	2.4%
IT Services	1.0%
Semiconductors & Semiconductor Equipment	1.3%
Software	2.6%
Technology Hardware, Storage & Peripherals	1.3%
Materials — 3.6%
Chemicals	0.5%
Metals & Mining	1.1%

39

Hussman Strategic International Fund Schedule of Investments (continued)
December 31, 2017 (Unaudited)

Common Stocks by Sector/Industry	% of Net Assets
Materials — 3.6% (continued)
Paper & Forest Products	2.0%
Real Estate — 1.0%
Real Estate Management & Development	1.0%
Telecommunication Services — 1.7%
Wireless Telecommunication Services	1.7%
Utilities — 1.9%
Electric Utilities	1.2%
Independent Power Producers & Energy Traders	0.7%
89.3%

See accompanying notes to financial statements.

40

Hussman Strategic International Fund Schedule of Futures Contracts Sold Short
December 31, 2017 (Unaudited)

FUTURES CONTRACTS SOLD SHORT	Contracts	Expiration Date	Notional Value	Aggregate Market Value of Contracts	Unrealized Depreciation
FINANCIAL FUTURES
Mini MSCI EAFE Index Future	240	03/16/2018	$24,553,200	$24,553,200	$(566,090)

The average monthly notional value of futures contracts sold short during the six months ended December 31, 2017 was $25,974,738 (Note 4).
See accompanying notes to financial statements.

41

Hussman Strategic Value Fund Schedule of Investments
December 31, 2017 (Unaudited)

COMMON STOCKS — 97.7%	Shares	Value
Consumer Discretionary — 25.2%
Auto Components — 1.3%
Lear Corporation	500	$88,330

Automobiles — 2.2%
Harley-Davidson, Inc.	900	45,792
Winnebago Industries, Inc.	1,700	94,520
		140,312
Diversified Consumer Services — 1.2%
H&R Block, Inc.	3,000	78,660

Hotels, Restaurants & Leisure — 2.0%
Chipotle Mexican Grill, Inc. (a)	200	57,806
ILG, Inc.	2,600	74,048
		131,854
Household Durables — 6.0%
Garmin Ltd.	1,050	62,548
KB Home	4,700	150,165
Tempur Sealy International, Inc. (a)	1,000	62,690
William Lyon Homes - Class A (a)	4,000	116,320
		391,723
Media — 1.2%
Gray Television, Inc. (a)	4,500	75,375

Specialty Retail — 9.1%
Aaron's, Inc.	1,300	51,805
America's Car-Mart, Inc. (a)	2,200	98,230
Best Buy Company, Inc.	1,300	89,011
Children's Place, Inc. (The)	600	87,210
Murphy USA, Inc. (a)	900	72,324
Sleep Number Corporation (a)	2,300	86,457
Tiffany & Company	1,000	103,950
		588,987
Textiles, Apparel & Luxury Goods — 2.2%
Wolverine World Wide, Inc.	4,500	143,460

Consumer Staples — 8.5%
Beverages — 2.0%
Coca-Cola Company (The)	2,800	128,464

42

Hussman Strategic Value Fund Schedule of Investments (continued)
December 31, 2017 (Unaudited)

COMMON STOCKS — 97.7% (continued)	Shares	Value
Consumer Staples — 8.5% (continued)
Food & Staples Retailing — 1.7%
Wal-Mart Stores, Inc.	1,100	$108,625

Food Products — 2.7%
Darling Ingredients, Inc. (a)	6,000	108,780
Sanderson Farms, Inc.	500	69,390
		178,170
Personal Products — 2.1%
Nu Skin Enterprises, Inc. - Class A	2,000	136,460

Financials — 15.2%
Banks — 1.3%
Fifth Third Bancorp	2,800	84,952

Capital Markets — 1.5%
State Street Corporation	1,000	97,610

Consumer Finance — 2.0%
American Express Company	1,300	129,103

Insurance — 10.4%
Aflac, Inc.	1,650	144,837
Atlas Financial Holdings, Inc. (a)	4,000	82,200
First American Financial Corporation	1,700	95,268
MetLife, Inc.	1,100	55,616
Principal Financial Group, Inc.	1,200	84,672
Progressive Corporation (The)	1,200	67,584
Prudential Financial, Inc.	500	57,490
W.R. Berkley Corporation	1,200	85,980
		673,647
Health Care — 10.3%
Health Care Equipment & Supplies — 1.6%
Varian Medical Systems, Inc. (a)	900	100,035

Health Care Providers & Services — 8.7%
HCA Healthcare, Inc. (a)	800	70,272
HealthSouth Corporation	2,400	118,584
Laboratory Corporation of America Holdings (a)	500	79,755
LifePoint Health, Inc. (a)	800	39,840

43

Hussman Strategic Value Fund Schedule of Investments (continued)
December 31, 2017 (Unaudited)

COMMON STOCKS — 97.7% (continued)	Shares	Value
Health Care — 10.3% (continued)
Health Care Providers & Services — 8.7% (continued)
Molina Healthcare, Inc. (a)	1,200	$92,016
Quest Diagnostics, Inc.	700	68,943
Select Medical Holdings Corporation (a)	5,500	97,075
		566,485
Industrials — 18.2%
Air Freight & Logistics — 1.8%
Expeditors International of Washington, Inc.	1,800	116,442

Airlines — 3.9%
American Airlines Group, Inc.	1,200	62,436
Delta Air Lines, Inc.	1,600	89,600
Southwest Airlines Company	1,500	98,175
		250,211
Construction & Engineering — 1.3%
Quanta Services, Inc. (a)	2,200	86,042

Electrical Equipment — 0.9%
Sensata Technologies Holding N.V. (a)	1,200	61,332

Machinery — 4.0%
Greenbrier Companies, Inc. (The)	1,500	79,950
Trinity Industries, Inc.	2,700	101,142
Wabash National Corporation	3,500	75,950
		257,042
Professional Services — 1.5%
Robert Half International, Inc.	1,800	99,972

Road & Rail — 3.7%
Knight-Swift Transportation Holdings, Inc.	2,160	94,435
Landstar System, Inc.	1,400	145,740
		240,175
Trading Companies & Distributors — 1.1%
GATX Corporation	1,200	74,592

Information Technology — 18.0%
Communications Equipment — 2.6%
Cisco Systems, Inc.	2,500	95,750
Juniper Networks, Inc.	2,500	71,250
		167,000

44

Hussman Strategic Value Fund Schedule of Investments (continued)
December 31, 2017 (Unaudited)

COMMON STOCKS — 97.7% (continued)	Shares	Value
Information Technology — 18.0% (continued)
Electronic Equipment, Instruments & Components — 3.8%
Corning, Inc.	3,000	$95,970
Sanmina Corporation (a)	2,000	66,000
ScanSource, Inc. (a)	2,400	85,920
		247,890
IT Services — 4.7%
Cognizant Technology Solutions Corporation - Class A	1,100	78,122
Genpact Ltd.	1,800	57,132
International Business Machines Corporation	700	107,394
Net 1 UEPS Technologies, Inc. (a)	5,000	59,450
		302,098
Semiconductors & Semiconductor Equipment — 2.0%
QUALCOMM, Inc.	2,000	128,040

Technology Hardware, Storage & Peripherals — 4.9%
Apple, Inc.	700	118,461
HP, Inc.	6,500	136,565
NetApp, Inc.	1,200	66,384
		321,410
Materials — 2.3%
Paper & Forest Products — 2.3%
Boise Cascade Company	1,950	77,805
KapStone Paper and Packaging Corporation	3,100	70,339
		148,144

Total Common Stocks (Cost $5,150,235)		$6,342,642

PUT OPTION CONTRACTS — 0.0% (b)	Contracts	Value
S&P 500 Index Option, 03/16/2018 at $1,500	18	$540
S&P 500 Index Option, 03/16/2018 at $2,000	5	875
Total Put Option Contracts (Cost $2,191)		$1,415

Total Investments at Value — 97.7% (Cost $5,152,426)		$6,344,057

45

Hussman Strategic Value Fund Schedule of Investments (continued)
December 31, 2017 (Unaudited)

MONEY MARKET FUNDS — 39.6%	Shares	Value
Invesco Short-Term Investments Trust - Treasury Portfolio - Institutional Class, 1.17% (c) (Cost $2,570,215)	2,570,215	$2,570,215

Total Investments and Money Market Funds at Value — 137.3% (Cost $7,722,641)		$8,914,272

Written Call Option Contracts — (37.6%)		(2,444,050)

Other Assets in Excess of Liabilities — 0.3%		24,275

Net Assets — 100.0%		$6,494,497

(a)	Non-income producing security.
(b)	Percentage rounds to less than 0.1%.
(c)	The rate shown is the 7-day effective yield as of December 31, 2017.
See accompanying notes to financial statements.

46

Hussman Strategic Value Fund Schedule of Open Written Option Contracts
December 31, 2017 (Unaudited)

WRITTEN CALL OPTION CONTRACTS	Contracts	Notional Value	Strike Price	Expiration Date	Value of Options
S&P 500 Index Option	18	$4,812,498	$1,500.00	03/16/2018	$2,106,900
S&P 500 Index Option	5	1,336,805	2,000.00	03/16/2018	337,150
Total Written Call Option Contracts (Premiums $2,346,419)		$6,149,303			$2,444,050

The average monthly notional value of written option contracts during the six months ended December 31, 2017 was $6,304,037 (Note 4).
See accompanying notes to financial statements.

47

Hussman Investment Trust Statements of Assets and Liabilities
December 31, 2017 (Unaudited)

	Hussman Strategic Growth Fund	Hussman Strategic Total Return Fund
ASSETS
Investments in securities:
At acquisition cost	$274,331,428	$297,486,038
At value (Note 1)	$312,049,225	$299,046,411
Investments in money market funds	171,817,290	27,142,164
Cash	25,500	—
Receivable for capital shares sold	188,571	31,623
Dividends and interest receivable	332,950	1,021,664
Receivable for investment securities sold	5,383,149	—
Reclaims receivable	8,509	—
Other assets	69,788	65,225
Total Assets	489,872,982	327,307,087

LIABILITIES
Written call options, at value (Notes 1 and 4) (premiums received $174,977,677)	179,414,700	—
Distributions payable	79,984	43,280
Payable for capital shares redeemed	1,575,538	439,312
Accrued investment advisory fees (Note 3)	204,514	113,561
Payable to administrator (Note 3)	35,000	32,900
Other accrued expenses and liabilities	88,031	57,074
Total Liabilities	181,397,767	686,127
CONTINGENCIES AND COMMITMENTS (NOTES 8 & 9)	—	—
NET ASSETS	$308,477,215	$326,620,960

Net assets consist of:
Paid-in capital	$2,392,738,125	$405,854,343
Accumulated net investment income	44,114	118,262
Accumulated net realized losses from investments and written option contracts	(2,117,585,798)	(80,912,018)
Net unrealized appreciation (depreciation) on:
Investments	37,717,797	1,560,373
Written option contracts	(4,437,023)	—
NET ASSETS	$308,477,215	$326,620,960

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	49,191,553	27,140,630

Net asset value, offering price and redemption price per share (a) (Note 1)	$6.27	$12.03

(a)	Redemption fee may apply to redemptions of shares held for 60 days or less.
See accompanying notes to financial statements.

48

Hussman Investment Trust Statements of Assets and Liabilities (continued)
December 31, 2017 (Unaudited)

	Hussman Strategic International Fund	Hussman Strategic Value Fund
ASSETS
Investments in securities:
At acquisition cost	$20,645,164	$5,152,426
At value (Note 1)	$25,289,902	$6,344,057
Investments in money market funds	1,223,993	2,570,215
Cash	—	536
Receivable for capital shares sold	1,357	—
Dividends receivable	24,359	7,971
Reclaims receivable	113,096	527
Receivable from Adviser (Note 3)	3,486	35,202
Margin deposits for futures contracts (Notes 1 and 4)	1,728,000	—
Other assets	24,376	29,024
Total Assets	28,408,569	8,987,532

LIABILITIES
Written call options, at value (Notes 1 and 4) (premiums received $2,346,419)	—	2,444,050
Distributions payable	881	3
Payable for capital shares redeemed	10,856	9,346
Payable to administrator (Note 3)	7,250	6,460
Variation margin payable (Notes 1 and 4)	10,490	—
Other accrued expenses	53,712	33,176
Total Liabilities	83,189	2,493,035
CONTINGENCIES AND COMMITMENTS (NOTE 8)	—	—
NET ASSETS	$28,325,380	$6,494,497

Net assets consist of:
Paid-in capital	$41,975,413	$7,144,070
Accumulated net investment income (loss)	(56,031)	1,473
Accumulated net realized losses from investments, futures contracts and written option contracts	(17,669,374)	(1,745,046)
Net unrealized appreciation (depreciation) on:
Investments	4,644,738	1,191,631
Futures contracts	(566,090)	—
Written option contracts	—	(97,631)
Translation of assets and liabilities in foreign currencies	(3,276)	—
NET ASSETS	$28,325,380	$6,494,497

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	3,182,848	775,368

Net asset value, offering price and redemption price per share (a) (Note 1)	$8.90	$8.38

(a)	Redemption fee may apply to redemptions of shares held for 60 days or less.
See accompanying notes to financial statements.

49

Hussman Investment Trust Statements of Operations
For the Six Months Ended December 31, 2017 (Unaudited)

	Hussman Strategic Growth Fund	Hussman Strategic Total Return Fund
INVESTMENT INCOME
Dividends	$3,211,473	$396,114
Foreign withholding taxes on dividends	(4,140)	(10,117)
Interest	—	1,903,409
Total Income	3,207,333	2,289,406

EXPENSES
Investment advisory fees (Note 3)	1,595,390	897,965
Administration fees (Note 3)	124,139	125,721
Transfer agent, account maintenance and shareholder services fees (Note 3)	150,024	99,699
Professional fees	75,514	52,739
Trustees’ fees and expenses (Note 3)	38,931	38,931
Fund accounting fees (Note 3)	32,748	32,932
Insurance expense	32,267	28,533
Custodian fees	37,572	19,869
Postage and supplies	27,970	25,494
Printing of shareholder reports	22,654	18,640
Registration and filing fees	16,603	17,191
Compliance service fees (Note 3)	15,062	15,188
Pricing fees	4,855	1,137
Other expenses	4,318	5,147
Total Expenses	2,178,047	1,379,186
Less fee reductions by the Adviser (Note 3)	(174,943)	(68,154)
Net Expenses	2,003,104	1,311,032

NET INVESTMENT INCOME	1,204,229	978,374

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND WRITTEN OPTION CONTRACTS
Net realized losses from:
Investments	(653,540)	(1,027,126)
Written option contracts (Note 4)	(35,036,548)	—
Net change in unrealized appreciation (depreciation) on:
Investments	16,544,852	2,866,120
Written option contracts (Note 4)	(3,146,965)	—

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND OPTION CONTRACTS	(22,292,201)	1,838,994

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(21,087,972)	$2,817,368

See accompanying notes to financial statements.

50

Hussman Investment Trust Statements of Operations (continued)
For the Six Months Ended December 31, 2017 (Unaudited)

	Hussman Strategic International Fund	Hussman Strategic Value Fund
INVESTMENT INCOME
Dividend income	$296,951	$59,294
Foreign withholding taxes on dividends	(31,695)	—
Total Income	265,256	59,294

EXPENSES
Investment advisory fees (Note 3)	141,785	29,444
Professional fees	54,258	47,103
Trustees' fees and expenses (Note 3)	38,931	38,931
Fund accounting fees (Note 3)	19,405	15,328
Transfer agent, account maintenance and shareholder services fees (Note 3)	20,193	11,756
Custodian fees	25,329	3,903
Registration and filing fees	13,218	13,656
Administration fees (Note 3)	12,000	12,000
Postage and supplies	12,934	7,367
Pricing fees	13,094	1,447
Printing of shareholder reports	7,832	6,017
Compliance service fees (Note 3)	3,327	2,474
Insurance expense	2,784	681
Other expenses	3,075	2,911
Total Expenses	368,165	193,018
Less fee reductions and expense reimbursements by the Adviser (Note 3)	(70,168)	(152,123)
Net Expenses	297,997	40,895

NET INVESTMENT INCOME (LOSS)	(32,741)	18,399

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS, WRITTEN OPTION CONTRACTS, FUTURES CONTRACTS AND FOREIGN CURRENCIES
Net realized gains (losses) from:
Investments	1,594,335	(43,119)
Written option contracts (Note 4)	—	(497,795)
Futures contracts (Note 4)	(1,438,621)	—
Foreign currency transactions	(23,013)	—
Net change in unrealized appreciation (depreciation) on:
Investments	1,066,618	684,083
Written option contracts (Note 4)	—	(134,438)
Futures contracts (Note 4)	(683,308)	—
Foreign currency translation	2,413	—

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS AND OPTION AND FUTURES CONTRACTS	518,424	8,731

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$485,683	$27,130

See accompanying notes to financial statements.

51

Hussman Strategic Growth Fund Statements of Changes in Net Assets

	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
FROM OPERATIONS
Net investment income	$1,204,229	$890,544
Net realized gains (losses) from:
Investments	(653,540)	39,268,337
Written option contracts	(35,036,548)	(89,511,949)
Net change in unrealized appreciation (depreciation) on:
Investments	16,544,852	(26,315,440)
Written option contracts	(3,146,965)	(4,734,097)
Net decrease in net assets resulting from operations	(21,087,972)	(80,402,605)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(1,544,228)	(1,248,630)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	20,045,854	38,718,384
Net asset value of shares issued in reinvestment of distributions to shareholders	1,464,245	1,150,794
Proceeds from redemption fees collected (Note 1)	34,015	26,544
Payments for shares redeemed	(65,901,214)	(163,281,251)
Net decrease in net assets from capital share transactions	(44,357,100)	(123,385,529)

TOTAL DECREASE IN NET ASSETS	(66,989,300)	(205,036,764)

NET ASSETS
Beginning of period	375,466,515	580,503,279
End of period	$308,477,215	$375,466,515

ACCUMULATED NET INVESTMENT INCOME	$44,114	$384,113

CAPITAL SHARE ACTIVITY
Shares sold	3,119,101	5,330,686
Shares reinvested	233,532	159,389
Shares redeemed	(10,349,566)	(22,466,413)
Net decrease in shares outstanding	(6,996,933)	(16,976,338)
Shares outstanding at beginning of period	56,188,486	73,164,824
Shares outstanding at end of period	49,191,553	56,188,486

See accompanying notes to financial statements.

52

Hussman Strategic Total Return Fund Statements of Changes in Net Assets

	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
FROM OPERATIONS
Net investment income	$978,374	$499,735
Net realized gains (losses) from investments	(1,027,126)	3,106,213
Net change in unrealized appreciation (depreciation) on investments	2,866,120	(18,545,460)
Net increase (decrease) in net assets resulting from operations	2,817,368	(14,939,512)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(986,902)	(821,242)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	9,316,382	65,405,910
Net asset value of shares issued in reinvestment of distributions to shareholders	913,889	759,564
Proceeds from redemption fees collected (Note 1)	4,212	29,889
Payments for shares redeemed	(57,945,784)	(141,436,295)
Net decrease in net assets from capital share transactions	(47,711,301)	(75,240,932)

TOTAL DECREASE IN NET ASSETS	(45,880,835)	(91,001,686)

NET ASSETS
Beginning of period	372,501,795	463,503,481
End of period	$326,620,960	$372,501,795

ACCUMULATED NET INVESTMENT INCOME	$118,262	$126,790

CAPITAL SHARE ACTIVITY
Shares sold	770,434	5,394,179
Shares reinvested	75,860	62,319
Shares redeemed	(4,804,756)	(11,628,457)
Net decrease in shares outstanding	(3,958,462)	(6,171,959)
Shares outstanding at beginning of period	31,099,092	37,271,051
Shares outstanding at end of period	27,140,630	31,099,092

See accompanying notes to financial statements.

53

Hussman Strategic International Fund Statements of Changes in Net Assets

	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
FROM OPERATIONS
Net investment income (loss)	$(32,741)	$84,181
Net realized gains (losses) from:
Investments	1,594,335	1,809,021
Futures contracts	(1,438,621)	(3,701,411)
Foreign currency transactions	(23,013)	(34,241)
Net change in unrealized appreciation (depreciation) on:
Investments	1,066,618	1,417,219
Futures contracts	(683,308)	(1,146,373)
Foreign currency translation	2,413	8,948
Net increase (decrease) in net assets resulting from operations	485,683	(1,562,656)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(152,328)	—

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	279,693	792,929
Net asset value of shares issued in reinvestment of distributions to shareholders	151,447	—
Proceeds from redemption fees collected (Note 1)	40	1,327
Payments for shares redeemed	(2,933,039)	(6,382,914)
Net decrease in net assets from capital share transactions	(2,501,859)	(5,588,658)

TOTAL DECREASE IN NET ASSETS	(2,168,504)	(7,151,314)

NET ASSETS
Beginning of period	30,493,884	37,645,198
End of period	$28,325,380	$30,493,884

ACCUMULATED NET INVESTMENT INCOME (LOSS)	$(56,031)	$152,051

CAPITAL SHARE ACTIVITY
Shares sold	31,415	89,117
Shares reinvested	17,017	—
Shares redeemed	(329,613)	(720,303)
Net decrease in shares outstanding	(281,181)	(631,186)
Shares outstanding at beginning of period	3,464,029	4,095,215
Shares outstanding at end of period	3,182,848	3,464,029

See accompanying notes to financial statements.

54

Hussman Strategic Value Fund Statements of Changes in Net Assets

	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
FROM OPERATIONS
Net investment income	$18,399	$70,581
Net realized gains (losses) from:
Investments	(43,119)	5,848
Written option contracts	(497,795)	(1,044,265)
Net change in unrealized appreciation (depreciation) on:
Investments	684,083	754,731
Written option contracts	(134,438)	37,575
Net increase (decrease) in net assets resulting from operations	27,130	(175,530)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(19,504)	(74,064)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	148,317	792,230
Net asset value of shares issued in reinvestment of distributions to shareholders	19,501	73,498
Proceeds from redemption fees collected (Note 1)	—	394
Payments for shares redeemed	(563,739)	(742,628)
Net increase (decrease) in net assets from capital share transactions	(395,921)	123,494

TOTAL DECREASE IN NET ASSETS	(388,295)	(126,100)

NET ASSETS
Beginning of period	6,882,792	7,008,892
End of period	$6,494,497	$6,882,792

ACCUMULATED NET INVESTMENT INCOME	$1,473	$2,578

CAPITAL SHARE ACTIVITY
Shares sold	18,086	91,257
Shares reinvested	2,352	8,530
Shares redeemed	(68,596)	(86,386)
Net increase (decrease) in shares outstanding	(48,158)	13,401
Shares outstanding at beginning of period	823,526	810,125
Shares outstanding at end of period	775,368	823,526

See accompanying notes to financial statements.

55

Hussman Strategic Growth Fund Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

	Six Months Ended December 31, 2017 (Unaudited)		Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013
Net asset value at beginning of period	$6.68		$7.93	$8.70	$9.74	$10.49	$11.49

Income (loss) from investment operations:
Net investment income	0.03		0.02	0.03	0.08	0.08	0.15
Net realized and unrealized losses on investments and written option contracts	(0.41)		(1.25)	(0.75)	(1.05)	(0.72)	(1.00)
Total from investment operations	(0.38)		(1.23)	(0.72)	(0.97)	(0.64)	(0.85)

Less distributions:
Dividends from net investment income	(0.03)		(0.02)	(0.05)	(0.07)	(0.11)	(0.15)

Proceeds from redemption fees collected (Note 1)	0.00	(a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)

Net asset value at end of period	$6.27		$6.68	$7.93	$8.70	$9.74	$10.49

Total return (b)	(5.67	%)(c)	(15.53%)	(8.34%)	(9.99%)	(6.11%)	(7.41%)

Net assets at end of period (000’s)	$308,477		$375,467	$580,503	$756,904	$1,137,305	$2,038,923

Ratio of total expenses to average net assets	1.23	%(d)	1.19%	1.15%	1.12%	1.12%	1.09%

Ratio of net expenses to average net assets (e)	1.13	%(d)	1.12%	1.09%	1.07%	1.07%	1.08%

Ratio of net investment income to average net assets (e)	0.68	%(d)	0.19%	0.34%	0.79%	0.43%	1.08%

Portfolio turnover rate	42	%(c)	209%	161%	107%	141%	125%

(a)	Amount rounds to less than $0.01 per share.
(b)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.
(d)	Annualized
(e)	Ratio was determined after advisory fee reductions (Note 3).
See accompanying notes to financial statements.

56

Hussman Strategic Total Return Fund Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

	Six Months Ended December 31, 2017 (Unaudited)		Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013
Net asset value at beginning of period	$11.98		$12.44	$11.32	$11.63	$11.09	$12.38

Income (loss) from investment operations:
Net investment income	0.04		0.02	0.04	0.05	0.16	0.10
Net realized and unrealized gains (losses) on investments	0.04		(0.46)	1.13	(0.27)	0.52	(1.03)
Total from investment operations	0.08		(0.44)	1.17	(0.22)	0.68	(0.93)

Less distributions:
Dividends from net investment income	(0.03)		(0.02)	(0.05)	(0.09)	(0.14)	(0.09)
Distributions from net realized gains	—		—	—	—	—	(0.27)
Total distributions	(0.03)		(0.02)	(0.05)	(0.09)	(0.14)	(0.36)

Proceeds from redemption fees collected (Note 1)	0.00	(a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)

Net asset value at end of period	$12.03		$11.98	$12.44	$11.32	$11.63	$11.09

Total return (b)	0.71	%(c)	(3.50%)	10.33%	(1.86%)	6.19%	(7.71%)

Net assets at end of period (000’s)	$326,621		$372,502	$463,503	$485,015	$622,494	$1,199,224

Ratio of total expenses to average net assets	0.77	%(d)	0.75%	0.75%	0.73%	0.72%	0.65%

Ratio of net expenses to average net assets (e)	0.73	%(d)	0.72%	0.69%	0.66%	0.63%	0.64%

Ratio of net investment income to average net assets (e)	0.55	%(d)	0.12%	0.36%	0.38%	1.26%	0.62%

Portfolio turnover rate	26	%(c)	341%	129%	196%	216%	114%

(a)	Amount rounds to less than $0.01 per share.
(b)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.
(d)	Annualized
(e)	Ratio was determined after advisory fee reductions (Note 3).
See accompanying notes to financial statements.

57

Hussman Strategic International Fund Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

	Six Months Ended December 31, 2017 (Unaudited)		Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013
Net asset value at beginning of period	$8.80		$9.19	$8.57	$9.90	$9.74	$9.68

Income (loss) from investment operations:
Net investment income (loss)	(0.01)		0.01	(0.05)	0.17	0.05	0.07
Net realized and unrealized gains (losses) on investments, written option contracts, futures contracts and foreign currencies	0.16		(0.40)	0.67	(1.41)	0.18	(0.01)
Total from investment operations	0.15		(0.39)	0.62	(1.24)	0.23	0.06

Less distributions:
Dividends from net investment income	(0.05)		—	—	(0.09)	(0.07)	—

Proceeds from redemption fees collected (Note 1)	0.00	(a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)

Net asset value at end of period	$8.90		$8.80	$9.19	$8.57	$9.90	$9.74

Total return (b)	1.68	%(c)	(4.24%)	7.23%	(12.56%)	2.36%	0.62%

Net assets at end of period (000's)	$28,325		$30,494	$37,645	$42,325	$104,970	$88,300

Ratio of total expenses to average net assets	2.47	%(d)	2.26%	2.03%	1.61%	1.48%	1.60%

Ratio of net expenses to average net assets (e)	2.00	%(d)	2.00%	2.00%	1.61%	1.48%	1.60%

Ratio of net investment income (loss) to average net assets (e)	(0.22	%)(d)	0.25%	(0.05%)	0.98%	0.68%	0.69%

Portfolio turnover rate	23	%(c)	102%	107%	62%	59%	58%

(a)	Amount rounds to less than $0.01 per share.
(b)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.
(d)	Annualized
(e)	Ratio was determined after advisory fee reductions (Note 3).
See accompanying notes to financial statements.

58

Hussman Strategic Value Fund Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

	Six Months Ended December 31, 2017 (Unaudited)		Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013
Net asset value at beginning of period	$8.36		$8.65	$9.30	$10.62	$10.43	$9.92

Income (loss) from investment operations:
Net investment income	0.02		0.09	0.15	0.17	0.13	0.03
Net realized and unrealized gains (losses) on investments and written option contracts	0.02		(0.29)	(0.57)	(0.46)	0.18	0.51
Total from investment operations	0.04		(0.20)	(0.42)	(0.29)	0.31	0.54

Less distributions:
Dividends from net investment income	(0.02)		(0.09)	(0.15)	(0.18)	(0.12)	(0.03)
Distributions from net realized gains	—		—	(0.08)	(0.85)	—	—
Total distributions	(0.02)		(0.09)	(0.23)	(1.03)	(0.12)	(0.03)

Proceeds from redemption fees collected (Note 1)	—		0.00 (a)	—	0.00 (a)	0.00 (a)	0.00 (a)

Net asset value at end of period	$8.38		$8.36	$8.65	$9.30	$10.62	$10.43

Total return (b)	0.54	%(c)	(2.32%)	(4.60%)	(2.83%)	2.96%	5.42%

Net assets at end of period (000's)	$6,494		$6,883	$7,009	$8,869	$10,799	$32,534

Ratio of total expenses to average net assets	5.90	%(d)	5.67%	4.71%	3.99%	2.09%	2.85%

Ratio of net expenses to average net assets (e)	1.25	%(d)	1.25%	1.25%	1.25%	1.25%	1.25%

Ratio of net investment income to average net assets (e)	0.56	%(d)	1.01%	1.70%	1.70%	0.86%	0.25%

Portfolio turnover rate	30	%(c)	118%	118%	106%	100%	57%

(a)	Amount rounds to less than $0.01 per share.
(b)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.
(d)	Annualized
(e)	Ratio was determined after advisory fee reductions and expense reimbursements (Note 3).
See accompanying notes to financial statements.

59

Hussman Investment Trust Notes to Financial Statements
December 31, 2017 (Unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Hussman Strategic Growth Fund, Hussman Strategic Total Return Fund, Hussman Strategic International Fund and Hussman Strategic Value Fund (each, a “Fund,” and collectively, the “Funds”) are diversified, separate series of Hussman Investment Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Fund is authorized to issue an unlimited number of shares. Hussman Strategic Growth Fund commenced operations on July 24, 2000. Hussman Strategic Total Return Fund commenced operations on September 12, 2002. Hussman Strategic International Fund commenced operations on December 31, 2009. Hussman Strategic Value Fund commenced operations on February 6, 2012.

Hussman Strategic Growth Fund’s investment objective is to provide long-term capital appreciation, with added emphasis on protection of capital during unfavorable market conditions.

Hussman Strategic Total Return Fund’s investment objective is to provide long-term total return from income and capital appreciation, with added emphasis on protection of capital during unfavorable market conditions.

Hussman Strategic International Fund’s investment objective is to provide long-term capital appreciation, with added emphasis on the protection of capital during unfavorable market conditions. The Fund invests primarily in equity securities of non-U.S. issuers.

Hussman Strategic Value Fund’s investment objective is to provide total return through a combination of dividend income and capital appreciation, with added emphasis on protection of capital during unfavorable market conditions.

In October 2016, the U.S. Securities and Exchange Commission (the “SEC”) adopted amendments to Regulation S-X, which impact financial statement presentation, particularly the presentation of derivative investments. The Funds have adopted these amendments, which were effective August 1, 2017, with these financial statements.

The following is a summary of significant accounting policies followed by the Funds. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). Each Fund follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946 “Financial Services – Investment Companies.”

60

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2017 (Unaudited)

Securities, Options and Futures Valuation — The Funds’ portfolio securities are valued at market value as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally, 4:00 p.m. Eastern time) on each business day the NYSE is open. Securities listed on the NYSE or other exchanges, other than options, are valued on the basis of their last sale prices on the exchanges on which they are primarily traded. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, the securities are valued at the last bid price on the NYSE or other primary exchange for that day. Securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there are no sales on that day, the securities are valued at the last bid price as reported by NASDAQ. Securities traded in over-the-counter markets, other than NASDAQ quoted securities, are valued at the last sales price, or if there are no sales on that day, at the mean of the closing bid and ask prices. Securities traded on a foreign stock exchange are valued at their closing prices on the principal exchange where they are traded; however, on days when the value of securities traded on foreign stock exchanges may be materially affected by events occurring before the Funds’ pricing time, but after the close of the primary markets or exchanges on which such securities are traded, such securities typically will be valued at their fair value as determined by an independent pricing service approved by the Board of Trustees where such value is believed to reflect the market values of such securities as of the time of computation of the net asset values of the Funds. As a result, the prices of foreign securities used to calculate a Fund’s net asset value may differ from quoted or published prices for these securities. Values of foreign securities are translated from the local currency into U.S. dollars using prevailing currency exchange rates as of the close of the NYSE, as supplied by an independent pricing quotation service.

Pursuant to procedures approved by the Board of Trustees, options traded on a national securities exchange are valued at prices between the closing bid and ask prices determined by Hussman Strategic Advisors, Inc. (the “Adviser”) to most closely reflect market value as of the time of computation of net asset value. As of December 31, 2017, all options held by Hussman Strategic Growth Fund and Hussman Strategic Value Fund have been valued in this manner. Options not traded on a national securities exchange or board of trade, but for which over-the-counter market quotations are readily available, are valued at the mean of their closing bid and ask prices. Futures contracts and options thereon, which are traded on commodities exchanges, are valued at their last sale prices as of the close of regular trading on the NYSE or, if not available, at the mean of their bid and ask prices.

61

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2017 (Unaudited)

Fixed income securities not traded or dealt in upon any securities exchange, but for which over-the-counter market quotations are readily available, generally are valued at the mean of their closing bid and ask prices. Fixed income securities may also be valued on the basis of prices provided by an independent pricing service.

Investments representing shares of other open-end investment companies, other than shares of exchange-traded funds, are valued at their net asset values per share as reported by such companies.

In the event that market quotations are not readily available or are determined by the Adviser to not be reflective of fair market value due to market events or developments, securities and other financial instruments will be valued at fair value as determined by the Adviser in accordance with procedures adopted by the Board of Trustees. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the values of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

●

Level 2 – quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among market makers.

●

Level 3 – model-derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

62

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2017 (Unaudited)

Option contracts purchased or written by Hussman Strategic Growth Fund and Hussman Strategic Value Fund are classified as Level 2 since they are valued using “other significant observable inputs” at prices between the closing bid and ask prices determined by the Adviser to most closely reflect market value. U.S. Treasury obligations held by Hussman Strategic Total Return Fund are classified as Level 2 since values are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs,” including bid and ask quotations, prices of similar securities and interest rates, among other factors. Non-U.S. equity securities actively traded in foreign markets held by Hussman Strategic International Fund may be classified as Level 2 despite the availability of closing prices because such securities are typically valued at their fair value as determined by an independent pricing service. The Trust uses an independent pricing service to determine the fair value of foreign portfolio securities when the value of such securities may be materially affected by events occurring before a Fund’s pricing time, but after the close of the primary markets or exchanges on which such foreign securities are traded. These intervening events might be: country-specific (e.g., natural disaster, economic or political developments, interest rate change); issuer specific (e.g., earnings report, merger announcement); or U.S. markets-specific (such as a significant movement in the U.S. markets that is deemed likely to affect the value of foreign securities). The pricing service uses an automated system incorporating a model based on multiple parameters, including a security’s local closing price, relevant general and sector indices, currency fluctuations, trading in depositary receipts and futures, if applicable, and/or research valuations by its staff, in determining what it believes is the fair value of the securities. The frequency of use of this procedure depends on market events and thus cannot be predicted. However, the procedure may be utilized to a significant extent by Hussman Strategic International Fund. Determining the fair value of portfolio securities involves reliance on judgment, and a security’s fair value may differ depending on the method used for determining value. With respect to a portfolio security that has been valued at fair value, there can be no assurance that a Fund could purchase or sell that security at a price equal to the fair value of such security used in calculating the Fund’s net asset value. Because of the inherent uncertainty in fair valuations and the various factors considered in determining fair value, there can be significant deviations between the fair value at which a portfolio security is being carried and the price at which it can be sold. Moreover, to the extent Hussman Strategic International Fund has significant holdings of foreign securities, fair valuation may be used more frequently than for the other Funds.

63

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2017 (Unaudited)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure the value of a particular security may fall into more than one level of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement of that security is determined to fall in its entirety is the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value each Fund’s investments and other financial instruments as of December 31, 2017 by security type:

Hussman Strategic Growth Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities and Money Market Funds:
Common Stocks	$304,360,725	$—	$—	$304,360,725
Put Option Contracts	—	7,688,500	—	7,688,500
Money Market Funds	171,817,290	—	—	171,817,290
Total Investments in Securities and Money Market Funds	$476,178,015	$7,688,500	$—	$483,866,515

Other Financial Instruments:
Written Call Option Contracts	$—	$(179,414,700)	$—	$(179,414,700)
Total Other Financial Instruments	$—	$(179,414,700)	$—	$(179,414,700)

Hussman Strategic Total Return Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities and Money Market Funds:
Common Stocks	$30,299,276	$—	$—	$30,299,276
U.S. Treasury Obligations	—	260,087,195	—	260,087,195
Exchange-Traded Funds	8,659,940	—	—	8,659,940
Money Market Funds	27,142,164	—	—	27,142,164
Total Investments in Securities and Money Market Funds	$66,101,380	$260,087,195	$—	$326,188,575

64

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2017 (Unaudited)

Hussman Strategic International Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities and Money Market Funds:
Common Stocks	$10,749,936	$14,539,966	$—	$25,289,902
Money Market Funds	1,223,993	—	—	1,223,993
Total Investments in Securities and Money Market Funds	$11,973,929	$14,539,966	$—	$26,513,895

Other Financial Instruments:
Futures Contracts Sold Short	$(566,090)	$—	$—	$(566,090)
Total Other Financial Instruments	$(566,090)	$—	$—	$(566,090)

Hussman Strategic Value Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities and Money Market Funds:
Common Stocks	$6,342,642	$—	$—	$6,342,642
Put Option Contracts	—	1,415	—	1,415
Money Market Funds	2,570,215	—	—	2,570,215
Total Investments in Securities and Money Market Funds	$8,912,857	$1,415	$—	$8,914,272

Other Financial Instruments:
Written Call Option Contracts	$—	$(2,444,050)	$—	$(2,444,050)
Total Other Financial Instruments	$—	$(2,444,050)	$—	$(2,444,050)

Each Fund’s Schedule of Investments identifies the specific securities (by type of security and industry type or geographical region) that comprise that Fund’s holdings within the Level 1 and Level 2 categories shown in the tables above. As of December 31, 2017, Hussman Strategic Growth Fund, Hussman Total Return Fund and Hussman Strategic Value Fund did not have any transfers into or out of any Level. Transfers that occurred between Levels 1 and 2 on December 31, 2017 for Hussman Strategic International Fund due to implementation of systematic fair value procedures are as follows:

	Transfers from Level 1 to Level 2	Transfers from Level 2 to Level 1
Common Stocks	$419,276	$1,906,820

65

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2017 (Unaudited)

As of December 31, 2017, the Funds did not have any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3). It is the Funds’ policy to recognize transfers into or out of any Level at the end of the reporting period.

Futures Contracts and Option Transactions — Hussman Strategic Growth Fund, Hussman Strategic International Fund and Hussman Strategic Value Fund may purchase and write call and put options on broad-based stock indices and also may purchase and write call and put option contracts on individual securities. Each of the Funds may use financial futures contracts and related option contracts to hedge against changes in the market value of its portfolio securities. Hussman Strategic Total Return Fund and Hussman Strategic International Fund may also purchase foreign currency options to manage their exposure to foreign currencies, and Hussman Strategic Total Return Fund may purchase interest rate futures contracts to protect against a decline in the value of its portfolio resulting from rising interest rates. Hussman Strategic International Fund may enter into forward foreign currency contracts to hedge against the adverse impact of changes in foreign exchange rates on the U.S. dollar value of its investments or the prices at which it effects transactions in foreign securities.

Hussman Strategic Growth Fund, Hussman Strategic International Fund and Hussman Strategic Value Fund may use futures and option contracts on stock indices for the purpose of seeking to reduce the market risk that would otherwise be associated with the securities in which it invests. For example, these Funds may sell a stock index futures contract to hedge the risk of a general market or market sector decline that might adversely affect prices of the Funds’ portfolio securities. To the extent there is a correlation between a Fund’s portfolio and a particular stock index, the sale of futures contracts on that index could reduce the Fund’s exposure to general market risk.

When a Fund writes an index option, an amount equal to the net premium (the premium less the commission) received by the Fund is recorded as a liability in the Fund’s Statement of Assets and Liabilities and is subsequently marked-to market daily. If an index option written by the Fund expires unexercised on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain or a loss depending on whether the cost of a closing purchase transaction is less than or exceeds the net premium received when the option was sold and the liability related to such option will be eliminated. If an index option written by the Fund is exercised, the Fund will be required to pay the difference between the closing index value and the exercise price of the option. In this event, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

66

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2017 (Unaudited)

When a Fund purchases or sells a stock index futures contract, no price is paid to or received by the Fund upon the purchase or sale of the futures contract. Instead, the Fund is required to deposit in a segregated asset account an amount of cash or qualifying securities currently ranging from 2% to 11% of the contract amount. This is called “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying stock index. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. If general market movements are not as expected, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. In addition to the possibility that there may be an imperfect correlation or no correlation at all between the movements in the stock index futures and the portion of the portfolio being hedged, the price of the stock index futures may not correlate perfectly with movements in the stock index due to certain market distortions.

Foreign Currency Translation — Amounts and securities denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

A.	The values of investment securities and other assets and liabilities are translated as of the close of the NYSE each day.

B.	Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing as of 4:00 p.m. on the respective date of such transactions.

C.

The Funds do not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from: (1) purchases and sales of foreign currencies; (2) currency gains or losses realized between the trade and settlement dates on securities transactions; and (3) the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities that result from changes in exchange rates.

Share Valuation and Redemption Fees — The net asset value per share of each Fund is calculated as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for business. The net asset value per share of each Fund is calculated by dividing the total value of the Fund’s assets, less its liabilities, by the

67

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2017 (Unaudited)

number of its shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share. However, a redemption fee of 1.5%, payable to the applicable Fund, generally will apply to shares that are redeemed 60 days or less from the date of purchase. During the periods ended December 31, 2017 and June 30, 2017, proceeds from redemption fees, recorded in capital, totaled: $34,015 and $26,544, respectively, for Hussman Strategic Growth Fund; $4,212 and $29,889, respectively, for Hussman Strategic Total Return Fund; $40 and $1,327, respectively, for Hussman Strategic International Fund; and $0 and $394, respectively, for Hussman Strategic Value Fund.

Investment Income — Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed income securities are amortized using the effective interest method. Withholding taxes on foreign dividends have been recorded in accordance with the Funds’ understanding of the applicable country’s rules and tax rates.

Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid annually to shareholders of Hussman Strategic Growth Fund and Hussman Strategic International Fund and are declared and paid quarterly to shareholders of Hussman Strategic Total Return Fund and Hussman Strategic Value Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are generally distributed annually. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature and are primarily due to timing differences in the recognition of capital gains or losses on option and futures transactions, losses deferred due to wash sales and the treatment of foreign currency transactions. The tax character of distributions paid by each Fund during the periods ended December 31, 2017 and June 30, 2017 was ordinary income.

Investment Transactions — Investment transactions are accounted for on trade date for financial reporting purposes. Realized gains and losses on securities sold are determined on a specific identification basis.

Common Expenses — Expenses of the Trust not attributable solely to one of the Funds are allocated among the Funds based on relative net assets of each Fund or based on the nature of the expense and its relative applicability to each Fund.

Accounting Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets

68

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2017 (Unaudited)

and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

Federal Income Tax — Each Fund has qualified and intends to continue to qualify each year as a “regulated investment company“ under Subchapter M of the Internal Revenue Code of 1986 (the “Code”). By so qualifying, a Fund generally will not be subject to federal income taxes to the extent that it distributes its net investment income and any net realized capital gains in accordance with the Code. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of a federal excise tax applicable to regulated investment companies, it is each Fund’s intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The tax character of accumulated deficit at December 31, 2017 was as follows:

	Hussman Strategic Growth Fund	Hussman Strategic Total Return Fund	Hussman Strategic International Fund	Hussman Strategic Value Fund
Net unrealized appreciation (depreciation)	$38,882,965	$(2,216,994)	$4,641,462	$1,192,407
Accumulated ordinary income (loss)	124,098	60,839	(55,150)	1,476
Capital loss carryforwards	(2,083,145,799)	(75,886,060)	(17,707,870)	(1,168,618)
Other losses	(40,042,190)	(1,147,888)	(527,594)	(674,835)
Other temporary differences	(79,984)	(43,280)	(881)	(3)
Total accumulated deficit	$(2,084,260,910)	$(79,233,383)	$(13,650,033)	$(649,573)

69

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2017 (Unaudited)

The following information is based upon the federal income tax cost of investment securities as of December 31, 2017:

	Hussman Strategic Growth Fund	Hussman Strategic Total Return Fund	Hussman Strategic International Fund	Hussman Strategic Value Fund
Cost of investments, money market funds, written option contracts and foreign currencies	$444,983,550	$328,405,569	$21,872,433	$7,721,865
Gross unrealized appreciation	$44,551,717	$3,684,263	$5,059,185	$1,269,644
Gross unrealized depreciation	(5,668,752)	(5,901,257)	(417,723)	(77,237)
Net unrealized appreciation (depreciation)	$38,882,965	$(2,216,994)	$4,641,462	$1,192,407

The difference between the federal income tax cost of portfolio investments and the financial statement cost of portfolio investments for Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to losses deferred due to wash sales and adjustments to basis on publicly traded partnerships and grantor trusts.

As of June 30, 2017, the Funds had the following capital loss carryforwards (“CLCFs”) for federal income tax purposes:

	Hussman Strategic Growth Fund	Hussman Strategic Total Return Fund	Hussman Strategic International Fund	Hussman Strategic Value Fund
Expires June 30, 2018 – short-term	$375,427,325	$—	$—	$—
Expires June 30, 2019 – short-term	824,973,031	—	—	—
No expiration – short-term	666,300,413	64,355,836	16,337,022	479,582
No expiration – long-term	216,445,030	11,530,224	1,370,848	689,036
	$2,083,145,799	$75,886,060	$17,707,870	$1,168,618

These CLCFs may be utilized by the Funds in the current year and future years to offset their net realized capital gains, if any.

70

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2017 (Unaudited)

Given the current net assets of Hussman Strategic Growth Fund, it is unlikely that the Fund will be able to utilize the portion of its CLCFs that expire in 2018 and 2019. Such CLCFs cannot be utilized prior to the utilization of new CLCFs created after December 31, 2010, which have no expiration date.

For the six months ended December 31, 2017, Hussman Strategic International Fund reclassified $23,013 of net realized losses on foreign currency transactions against accumulated net investment loss on the Statements of Assets and Liabilities. This reclassification is the result of permanent differences between the financial statement and income tax reporting requirements. It had no effect on the Fund’s total net assets or its net asset value per share.

Each Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed each Fund’s tax positions taken on federal income tax returns for the current and all open tax years (tax years ended June 30, 2014 through June 30, 2017) and all major jurisdictions and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. Therefore, no additional tax expense, including interest and penalties, was recorded in the current year and no adjustments were made to the prior periods. To the extent the Funds recognize interest and penalties, they are included in interest expense and other expenses, respectively, in the Statements of Operations.

2. INVESTMENT TRANSACTIONS

During the six months ended December 31, 2017, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, amounted to: $150,296,286 and $256,783,725, respectively, for Hussman Strategic Growth Fund; $93,281,758 and $76,579,427, respectively, for Hussman Strategic Total Return Fund; $6,026,944 and $10,783,579, respectively, for Hussman Strategic International Fund; and $1,915,370 and $2,969,465, respectively, for Hussman Strategic Value Fund.

3. TRANSACTIONS WITH AFFILIATES

Advisory Agreement

Under the terms of an Advisory Agreement between the Trust and the Adviser, Hussman Strategic Growth Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at annual rates of 0.90% of the first $2 billion of the Fund’s average daily net assets; 0.85% of the next $3 billion of such assets; and

71

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2017 (Unaudited)

0.80% of such assets over $5 billion, less any fee reductions. Under the terms of a separate Advisory Agreement between the Trust and the Adviser, Hussman Strategic Total Return Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at annual rates of 0.50% of the first $1 billion of the Fund’s average daily net assets; 0.45% of the next $1.5 billion of such assets; and 0.40% of such assets over $2.5 billion, less any fee reductions. Under the terms of a separate Advisory Agreement between the Trust and the Adviser, Hussman Strategic International Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at annual rates of 0.95% of the first $2 billion of the Fund’s average daily net assets; 0.90% of the next $3 billion of such assets; and 0.85% of such assets over $5 billion, less any fee reductions. Under the terms of a separate Advisory Agreement between the Trust and the Adviser, Hussman Strategic Value Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at annual rates of 0.90% of the first $2 billion of the Fund’s average daily net assets; 0.85% of the next $3 billion of such assets; and 0.80% of such assets over $5 billion, less any fee reductions.

The Adviser has contractually agreed to reduce its advisory fees or to absorb operating expenses of the Funds to the extent necessary so that ordinary operating expenses of Hussman Strategic Growth Fund, Hussman Strategic Total Return Fund, Hussman Strategic International Fund and Hussman Strategic Value Fund do not exceed annually an amount equal to 1.13%, 0.73%, 2.00% and 1.25%, respectively, of such Fund’s average daily net assets. These Expense Limitation Agreements remain in effect until at least November 1, 2018. During the six months ended December 31, 2017, the Adviser reduced its advisory fees or reimbursed expenses in the amount of $174,943, $68,154, $70,168 and $152,123 with respect to Hussman Strategic Growth Fund, Hussman Strategic Total Return Fund, Hussman Strategic International Fund and Hussman Strategic Value Fund, respectively. As of December 31, 2017, the Adviser owed $3,486 and $35,202 to Hussman Strategic International Fund and Hussman Strategic Value Fund, respectively, pursuant to the Expense Limitation Agreements with those Funds.

Fee reductions and expense reimbursements by the Adviser pursuant to these contractual arrangements are subject to future repayment by the Funds provided that such repayment does not result in Hussman Strategic Growth Fund’s, Hussman Strategic Total Return Fund’s, Hussman Strategic International Fund’s or Hussman Strategic Value Fund’s annual ordinary operating expenses exceeding an amount equal to 1.07%, 0.63%, 2.00% and 1.25%, respectively, of such Fund’s average daily net assets, and provided further that the fee reductions or expenses which are the subject of the repayment were reduced or incurred (as applicable) within three years of such repayment. As of December 31, 2017, the amount of fee reductions and

72

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2017 (Unaudited)

expense reimbursements available for possible recovery by the Adviser from Hussman Strategic Growth Fund, Hussman Strategic Total Return Fund, Hussman Strategic International Fund and Hussman Strategic Value Fund is $1,086,209, $607,395, $172,764 and $867,815, respectively. The portions of these amounts that the Adviser may recover expire as of the following dates:

	June 30, 2018	June 30, 2019	June 30, 2020	December 31, 2020
Hussman Strategic Growth Fund	$202,692	$361,020	$347,554	$174,943
Hussman Strategic Total Return Fund	$134,245	$266,055	$138,941	$68,154
Hussman Strategic International Fund	$—	$13,453	$89,143	$70,168
Hussman Strategic Value Fund	$131,339	$274,305	$310,048	$152,123

Certain officers of the Trust are also officers of the Adviser.

Other Service Providers

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, compliance and transfer agency services to the Funds. The Funds pay Ultimus fees for its services in accordance with various servicing agreements. In addition, the Funds pay certain out-of-pocket expenses, including, but not limited to, postage, supplies and costs of pricing the Funds’ portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of the Funds. The Distributor is a wholly-owned subsidiary of Ultimus.

The Funds compensate certain financial intermediaries for providing account maintenance and shareholder services to shareholder accounts held through such intermediaries. During the six months ended December 31, 2017, Hussman Strategic Growth Fund, Hussman Strategic Total Return Fund, Hussman Strategic International Fund and Hussman Strategic Value Fund paid $99,772, $63,968, $8,793 and $356, respectively, to financial intermediaries for such services. These amounts are included in transfer agent, account maintenance and shareholder services fees on the Statements of Operations.

Trustee Compensation

Trustees and officers affiliated with the Adviser or Ultimus are not compensated by the Funds for their services. Until December 31, 2017, each Trustee who is not an affiliated person of the Adviser or Ultimus received from the Trust: an annual

73

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2017 (Unaudited)

retainer of $60,000, payable quarterly; a fee of $10,000 for attendance at each in-person meeting of the Board of Trustees (except that such fee was $15,000 with respect to the annual meeting of the Board) and a fee of $4,000 for attendance at each telephone meeting of the Board of Trustees; a fee of $3,000 for attendance at each meeting of any committee of the Board; a fee of $1,500 for participation in each informal monthly telephone conference call of the Board; and reimbursement of travel and other expenses incurred in attending meetings. Effective January 1, 2018, each Trustee who is not an affiliated person of the Adviser or Ultimus will receive from the Trust: an annual retainer of $50,000, payable quarterly; a fee of $10,000 for attendance at each in-person meeting of the Board of Trustees (except that such fee is $15,000 with respect to the annual meeting of the Board) and a fee of $4,000 for attendance at each telephone meeting of the Board of Trustees; a fee of $3,000 for attendance at each meeting of any committee of the Board if not held on the same day as a Board meeting; a fee of $1,500 for participation in each informal monthly telephone conference call of the Board; and reimbursement of travel and other expenses incurred in attending meetings. Each Fund pays its proportionate share of the Trustees’ fees and expenses.

4. DERIVATIVES TRANSACTIONS

The locations in the Statements of Assets and Liabilities of the derivative positions of Hussman Strategic Growth Fund, Hussman Strategic International Fund and Hussman Strategic Value Fund are as follows:

Hussman Strategic Growth Fund

Type of Derivative	Risk	Location	Fair Value		Average Monthly Notional Value During Period Ended December 31, 2017*
			Asset Derivatives	Liability Derivatives
Index put options purchased	Equity	Investments in securities at value	$7,688,500	$—	$350,879,825
Index call options written	Equity	Written call options, at value	—	(179,414,700)	(350,879,825)

74

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2017 (Unaudited)

Hussman Strategic International Fund

Type of Derivative	Risk	Location	Fair Value		Average Monthly Notional Value During Period Ended December 31, 2017*
			Asset Derivatives	Liability Derivatives
Futures contracts sold short	Equity	Variation margin payable	$—	$(10,490)	$(25,974,738)

Hussman Strategic Value Fund

Type of Derivative	Risk	Location	Fair Value		Average Monthly Notional Value During Period Ended December 31, 2017*
			Asset Derivatives	Liability Derivatives
Index put options purchased	Equity	Investments in securities at value	$1,415	$—	$6,304,037
Index call options written	Equity	Written call options, at value	—	(2,444,050)	(6,304,037)

*	The average monthly notional value generally represents the derivative contracts activity throughout the six month period for the Fund.

75

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2017 (Unaudited)

Realized and unrealized gains and losses associated with transactions in derivative instruments for Hussman Strategic Growth Fund, Hussman Strategic International Fund and Hussman Strategic Value Fund during the six month ended December 31, 2017 are recorded in the following locations in the Statements of Operations:

Hussman Strategic Growth Fund

Type of Derivative	Risk	Location	Realized Gains (Losses)	Location	Change in Unrealized Gains (Losses)
Index put options purchased	Equity	Net realized gains (losses) from investments	$(16,960,765)	Net change in unrealized appreciation (depreciation) on investments	$(1,112,198)
Index call options written	Equity	Net realized gains (losses) from written option contracts	(35,036,548)	Net change in unrealized appreciation (depreciation) on written option contracts	(3,146,965)

Hussman Strategic International Fund

Type of Derivative	Risk	Location	Realized Gains (Losses)	Location	Change in Unrealized Gains (Losses)
Futures contracts sold short	Equity	Net realized gains (losses) from futures contracts	$(1,438,621)	Net change in unrealized appreciation (depreciation) on futures contracts	$(683,308)

Hussman Strategic Value Fund

Type of Derivative	Risk	Location	Realized Gains (Losses)	Location	Change in Unrealized Gains (Losses)
Index put options purchased	Equity	Net realized gains (losses) from investments	$(9,050)	Net change in unrealized appreciation (depreciation) on investments	$516
Index call options written	Equity	Net realized gains (losses) from written option contracts	(497,795)	Net change in unrealized appreciation (depreciation) on written option contracts	(134,438)

76

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2017 (Unaudited)

Hussman Strategic Total Return Fund had no transactions in derivative instruments during the six months ended December 31, 2017.

In the ordinary course of business, Hussman Strategic Growth Fund, Hussman Strategic International Fund and Hussman Strategic Value Fund may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset the exposure it has on any transaction with a specific counterparty with any collateral it has received or delivered in connection with other transactions with that counterparty. Generally, the Funds manage their cash collateral and securities collateral on a counterparty basis.

The offsetting of financial liabilities and derivative liabilities as of December 31, 2017 are as follows:

Hussman Strategic Growth Fund

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in Statements of Assets and Liabilities	Net Amounts of Liabilities Presented in Statements of Assets and Liabilities	Collateral Pledged	Net Amount
Written options at market value	$179,414,700	$—	$179,414,700	$—	$179,414,700
Total subject to a master netting or similar arrangement	$179,414,700	$—	$179,414,700	$—	$179,414,700

Hussman Strategic International Fund

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in Statements of Assets and Liabilities	Net Amounts of Liabilities Presented in Statements of Assets and Liabilities	Collateral Pledged*	Net Amount
Variation margin payable - futures contracts	$10,490	$—	$10,490	$(10,490)	$—
Total subject to a master netting or similar arrangement	$10,490	$—	$10,490	$(10,490)	$—

*	Amounts in cash collateral pledged in the table above are limited to the net amounts of liabilities presented in the Statements of Assets and Liabilities.

77

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2017 (Unaudited)

Hussman Strategic Value Fund

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in Statements of Assets and Liabilities	Net Amounts of Liabilities Presented in Statements of Assets and Liabilities	Collateral Pledged	Net Amount
Written options at market value	$2,444,050	$—	$2,444,050	$—	$2,444,050
Total subject to a master netting or similar arrangement	$2,444,050	$—	$2,444,050	$—	$2,444,050

5. CERTAIN INVESTMENTS AND ASSOCIATED RISKS

The securities in which the Funds invest, as well as the risks associated with these securities and with the investment programs of the Funds, are described in each Fund’s Prospectus. Among these risks are those associated with investments in derivative instruments, investments in shares of money market funds, concentration of investments within a particular business sector and, in the case of Hussman Strategic International Fund, investments in foreign securities.

Risks of Derivative Instruments — The purchase and sale of derivative instruments, including options and futures contracts, and other derivative transactions involve risks different from those involved with direct investments in securities and also require different skills from the Adviser in managing each Fund’s portfolio of investments. While utilization of options, futures contracts and similar instruments may be advantageous to the Funds, if the Adviser is not successful in employing such instruments in managing a Fund’s investments or in anticipating general market movements, the Fund’s performance will be worse than if the Fund did not make such investments. It is possible that there will be imperfect correlation, or even no correlation, between price movements of the investments held by the Funds and the options, futures or other derivative instruments used to hedge those investments. It is also possible that a Fund may be unable to close out or liquidate its hedges during unusual periods of illiquidity in the options, futures or other markets. In addition, a Fund will pay commissions and other costs in connection with its transactions in such instruments, which may increase its expenses and reduce its investment performance.

78

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2017 (Unaudited)

Investments in Money Market Funds — In order to maintain sufficient liquidity to implement investment strategies, or for temporary defensive purposes, each Fund may at times invest a significant portion of its assets in shares of a money market fund. As of December 31, 2017, Hussman Strategic Growth Fund and Hussman Strategic Value Fund had 55.7% and 39.6%, respectively, of the value of their net assets invested in shares of a money market fund registered under the 1940 Act. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. While investor losses in money market funds have been rare, they are possible. The Funds incur additional indirect expenses due to acquired fund fees and expenses to the extent they invest in shares of money market funds.

Sector Risk — If a Fund has significant investments in the securities of issuers in industries within a particular business sector, any development generally affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. This may increase the risk of loss of an investment in a Fund and increase the volatility of a Fund’s net asset value per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments, may negatively impact all companies in a particular sector and therefore the value of a Fund’s portfolio could be adversely affected if it has significant holdings of securities of issuers in that sector. As of December 31, 2017, Hussman Strategic Growth Fund had 29.6% of the value of its net assets invested in stocks within the Information Technology sector and Hussman Strategic Value Fund had 25.2% of the value of its net assets invested in stocks within the Consumer Discretionary sector.

Foreign Investment Risk — Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risks. Investors in foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or increase losses. Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, impose limits on ownership or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair an investor’s ability to bring its capital or income back to the U.S. Exchange rate fluctuations also may impair a foreign issuer’s ability to repay U.S. dollar denominated debt, thereby increasing credit risk associated with investment in such debt. The value of foreign securities may be affected by incomplete, less frequent or inaccurate financial

79

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2017 (Unaudited)

information about their issuers, social upheavals or political actions ranging from tax code changes to government collapse. Foreign companies may also receive less coverage than U.S. companies by market analysts and may be subject to reporting standards or regulatory requirements that differ from those applicable to U.S. companies.

As of December 31, 2017, investments by Hussman Strategic International Fund in issuers in the United Kingdom represented 16.9% of the value of its stock portfolio and investments by the Fund in issuers in countries within the European Union (the “EU”), including the United Kingdom, represented 42.8% of the value of its stock portfolio. EU member countries that use the Euro as their currency (so-called Eurozone countries) lack the ability to implement an independent monetary policy and may be significantly affected by requirements that limit their fiscal options. Following the recent global economic crisis, some of these countries have depended on, and may continue to be dependent on, the assistance from others such as the European Central Bank and other governments or institutions, and failure to implement reforms as a condition of assistance may have negative long-them effects for the economies of those countries and other European countries. In June 2016, voters in the United Kingdom opted to leave the EU, and in March 2017, the United Kingdom triggered the withdrawal procedures which began a period of two years or longer during which the terms of the United Kingdom’s exit from the EU will be negotiated. As a consequence of this vote and the withdrawal process, there may be an extended period of political and economic uncertainty and market volatility in the United Kingdom, other EU countries, the European Economic Area and globally that could adversely impact the prices and liquidity of securities held by the Fund.

As of December 31, 2017, Hussman Strategic International Fund had 31.3% of the value of its stock portfolio invested in stocks of companies domiciled in Japan. At times, the Japanese economy has been negatively affected by government intervention and protectionism, an unstable financial services sector, a heavy reliance on international trade and natural disasters. These factors, as well as other adverse political developments, increases in government debt, and changes to fiscal monetary or trade policies, may negatively affect Japanese markets and the prices of stocks of Japenese companies.

6. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Hussman Strategic International Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objective. Hussman Strategic International Fund may (but is not required to) enter into contracts for the purchase

80

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2017 (Unaudited)

or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions generally. Foreign currency hedging transactions may be used to reduce the risk that the U.S. dollar value of the Fund’s holdings of securities denominated in foreign currency will decline in value due to changes in foreign currency exchange rates or to protect against adverse changes in the prices of securities that the Fund is purchasing or selling prior to settlement of those transactions. All foreign currency exchange contracts are “marked-to-market” daily at the applicable translation rates resulting in unrealized gains or losses. Realized and unrealized gains or losses from transactions in foreign currency exchange contracts are included in the Fund’s Statement of Assets and Liabilities and Statement of Operations. Risks associated with these contracts include the potential inability of counterparties to meet the terms of their contracts and unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Hussman Strategic International Fund, as previously noted, may also purchase foreign currency options to manage foreign currency exposures.

As of December 31, 2017, Hussman Strategic International Fund had no forward currency exchange contracts outstanding.

7. BANK LINE OF CREDIT

Hussman Strategic Growth Fund has an unsecured bank line of credit with its custodian bank in the amount of $10,000,000. Hussman Strategic Total Return Fund has an unsecured bank line of credit with its custodian bank in the amount of $2,000,000. Borrowings under these arrangements bear interest at a rate determined by the lending bank at the time of borrowing. During the six months ended December 31, 2017, the Funds did not borrow under their respective lines of credit. Neither Hussman Strategic International Fund nor Hussman Strategic Value Fund currently has a bank line of credit.

8. CONTINGENCIES AND COMMITMENTS

The Trust’s officers and Trustees are entitled to indemnification from the Funds for certain liabilities to which they may become subject in connection with the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which may require the Funds to indemnify the other parties to the contracts in the event of certain losses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve potential claims for indemnification for losses that may or may not be incurred in the future. However, based on experience, the Trust believes the risk of loss to be remote.

81

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2017 (Unaudited)

9. LEGAL PROCEEDINGS

Several lawsuits have been filed relating to Hussman Strategic Growth Fund’s investment in Tribune Company common stock in connection with Tribune Company’s Chapter 11 bankruptcy. The lawsuits stem from a leveraged buyout by which Tribune Company converted to a privately-held company in 2007. The Trust, Hussman Strategic Growth Fund and the Adviser were named as defendants and putative members of the proposed defendant class of shareholders in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company in the U.S. Bankruptcy Court for the District of Delaware in 2010. That action was subsequently transferred to the U.S. District Court for the Southern District of New York by order of the Judicial Panel on Multidistrict Litigation, and Marc S. Kirschner, the Litigation Trustee for the Tribune Litigation Trust, became successor plaintiff to the Creditors Committee on December 31, 2012, the effective date of Tribune Company’s plan of reorganization. The Trust and Hussman Strategic Growth Fund were also named as defendants in a lawsuit filed by the indenture trustees of certain noteholders of Tribune Company in the U.S. District Court for the Southern District of Ohio in 2011. Hussman Strategic Growth Fund and the Adviser were named as defendants in a similar action in the U.S. District Court for the District of Maryland in 2011. Both of those actions have been transferred to the U.S. District Court for the Southern District of New York for coordinated proceedings with many other similar lawsuits brought by individual creditors against former Tribune Company shareholders and the action currently prosecuted by the Tribune Litigation Trustee. The Trust, Hussman Strategic Growth Fund and the Adviser may also be putative defendant class members in some of these actions. The plaintiffs in all these lawsuits seek to recover amounts paid to shareholders of Tribune Company in connection with the leveraged buyout, plus interest and attorneys’ fees and expenses.

An omnibus motion to dismiss the actions filed by the individual creditors (but not the action prosecuted by the Litigation Trustee for the Tribune Litigation Trust) was filed in November 2012. On September 23, 2013, the U.S. District Court Judge issued a decision and order dismissing those actions in full. The plaintiffs in those actions appealed that decision to the U.S. Court of Appeals for the Second Circuit and certain shareholder defendants, including each of the entities, cross-appealed. The Second Circuit heard oral argument on November 5, 2014 and issued a unanimous decision affirming the lower court’s decision on March 29, 2016. The individual creditors filed a petition for rehearing or rehearing en banc in the Second Circuit on April 12, 2016, and the Second Circuit denied that petition on July 22, 2016. The individual creditors filed a petition for a writ of certiorari in the United States Supreme Court on September 9, 2016, seeking Supreme Court review of the Second Circuit decision. That petition remains pending.

82

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2017 (Unaudited)

On August 2, 2013, with the District Court’s permission, the Litigation Trustee filed an amended complaint that named Hussman Strategic Growth Fund as one of the class representatives for the putative class of shareholder defendants. The Court issued a protocol regarding a global motion to dismiss on behalf of all shareholder defendants on April 24, 2014. Briefing on the global motion to dismiss was completed on July 2, 2014, and the District Court issued an opinion and order granting the shareholder defendants’ motion to dismiss on January 6, 2017. The Litigation Trustee sought leave to appeal the District Court’s decision, and the District Court has indicated that it will certify an interlocutory appeal after it resolves all other pending motions to dismiss.

On July 18, 2017, the Litigation Trustee requested a pre-motion conference in the District Court on a proposed motion to amend his complaint to conditionally add a new claim against the shareholder defendants, pending the Supreme Court’s decision in Merit Management Group, LP v. FTI Consulting, Inc., No. 16-784 (U.S.) (“Merit Management”). The shareholder defendants opposed the Litigation Trustee’s request. On August 24, 2017, the District Court denied the Litigation Trustee’s motion to amend its complaint at this time. The District Court’s order was, however, without prejudice to allow the Litigation Trustee to renew the motion in the event of an intervening change in the law.

The lawsuits allege no misconduct by the Trust, Hussman Strategic Growth Fund or the Adviser, and each of them intends to defend itself vigorously in the lawsuits. Although the outcome of these proceedings cannot be predicted, the adverse impact to Hussman Strategic Growth Fund is not expected to exceed materially the value of the proceeds received by the Fund in connection with the leveraged buyout, which was $29,432,814 (which represents, as of December 31, 2017, approximately 9.5% of the Fund’s net assets), plus interest. If the proceedings are decided or settled in a manner adverse to Hussman Strategic Growth Fund, the payment of judgments or settlements by the Fund in connection with the proceedings could have a material adverse effect on its net asset value per share.

10. SUBSEQUENT EVENTS

The Funds are required to recognize in their financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the date of issuance of these financial statements and has noted no such events.

83

Hussman Investment Trust About Your Funds’ Expenses (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, which may include redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio.

The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (July 1, 2017 – December 31, 2017).

The table on the following page illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started the period with $1,000 invested in that Fund. You may use that information, together with the amount of your investment, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and then multiply the result by the number given for the applicable Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare each Fund’s ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown. In this case, because the return used is not each Fund’s actual return, the results do not illustrate the actual expenses associated with your investment. However, the example is useful in making comparisons because the SEC requires all mutual funds to provide an example of fund expenses based on a 5% annual return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other mutual funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The expense ratios used in computing annual expenses in the tables are the expense ratios of the Funds during the six-month period ended December 31, 2017, annualized, after fee reductions. Actual expenses of the Funds

84

Hussman Investment Trust About Your Funds’ Expenses (Unaudited) (continued)

in future periods may differ. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about each Fund’s expenses, including annual expense ratios, can be found elsewhere in this report. For additional information on operating expenses and other shareholder costs, please refer to each Fund’s prospectus.

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Net Expense Ratio(a)	Expenses Paid During Period(b)
Hussman Strategic Growth Fund
Based on Actual Fund Return	$1,000.00	$ 943.30	1.13%	$ 5.53
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.51	1.13%	$ 5.75
Hussman Strategic Total Return Fund
Based on Actual Fund Return	$1,000.00	$1,007.10	0.73%	$ 3.69
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,021.53	0.73%	$ 3.72
Hussman Strategic International Fund
Based on Actual Fund Return	$1,000.00	$1,016.80	2.00%	$ 10.17
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,015.12	2.00%	$ 10.16
Hussman Strategic Value Fund
Based on Actual Fund Return	$1,000.00	$1,005.40	1.25%	$ 6.32
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.90	1.25%	$ 6.36

(a)	Annualized, based on the Fund’s most recent one-half year expenses.
(b)	Expenses are equal to each Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

85

Hussman Investment Trust Other Information (Unaudited)

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-HUSSMAN (1-800-487-7626), or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-HUSSMAN, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for each Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-800-HUSSMAN (1-800-487-7626). You may also obtain copies of these filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

86

THIS PAGE INTENTIONALLY LEFT BLANK.

THIS PAGE INTENTIONALLY LEFT BLANK.

THIS PAGE INTENTIONALLY LEFT BLANK.

INVESTMENT ADVISER
Hussman Strategic Advisors, Inc.
6021 University Boulevard, Suite 490
Ellicott City, Maryland 21043

www.hussmanfunds.com
1-800-HUSSMAN (1-800-487-7626)

ADMINISTRATOR/TRANSFER AGENT

Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

CUSTODIANS

U.S. Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

The Northern Trust Company

50 South LaSalle Street

Chicago, Illinois 60675

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
1900 Scripps Center
312 Walnut Street
Cincinnati, Ohio 45202

LEGAL COUNSEL

Schulte Roth & Zabel LLP
919 Third Avenue
New York, New York 10022

This Report is authorized for
distribution only if accompanied or preceded
by a current Prospectus of the Funds.

Item 2. Code of Ethics.

Not required

Item 3. Audit Committee Financial Expert.

Not required

Item 4. Principal Accountant Fees and Services.

Not required

Item 5. Audit Committee of Listed Registrants.

Not applicable

Item 6. Investments.

(a)	Not applicable [schedule filed under Item 1]

(b)	Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13. Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not required

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(a)(4) Change in the registrant’s independent public accountant: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act
Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Hussman Investment Trust

By (Signature and Title)*	/s/ John P. Hussman
John P. Hussman, President

Date	March 1, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John P. Hussman
John P. Hussman, President

Date	March 1, 2018

By (Signature and Title)*	/s/ Mark J. Seger
Mark J. Seger, Treasurer

Date	March 1, 2018

*	Print the name and title of each signing officer under his or her signature.